Exhibit 10.9

Execution Copy

AMENDED AND RESTATED INTERCREDITOR AGREEMENT

Dated as of

August 24, 2010

Among

JPMORGAN CHASE BANK, N.A.,

as Representative with respect to the ABL Credit Agreement,

JPMORGAN CHASE BANK, N.A.,

as Representative with respect to the Term Loan Agreement,

WILMINGTON TRUST FSB,

as Representative with respect to the Notes Agreement,

each additional Representative from time to time party hereto,

TOWER AUTOMOTIVE HOLDINGS USA, LLC,

THE OTHER LOAN PARTIES PARTY HERETO

and

TOWER AUTOMOTIVE, LLC

i

SECTION 7.	Cooperation with Respect to ABL Priority Collateral	35

7.1	Consent to License to Use Intellectual Property	35
7.2	Access to Information	36
7.3	First Priority Representatives Assurances	36
7.4	Loan Party Consent	37

SECTION 8.	Reliance; Waivers; etc.	37

8.1	Reliance	37
8.2	No Warranties or Liability	37
8.3	No Waivers	37

SECTION 9.	Obligations Unconditional	38

9.1	First Priority Obligations Unconditional	38
9.2	Second Priority Obligations Unconditional	38

SECTION 10.	Miscellaneous	39

10.1	Effectiveness of Term Intercreditor Agreement	39
10.2	Conflicts	39
10.3	Continuing Nature of Provisions	39
10.4	Amendments; Waivers	40
10.5	Information Concerning Financial Condition of the ABL Borrower and the other Loan Parties	40
10.6	Governing Law	41
10.7	Jurisdiction; Consent to Service of Process	41
10.8	Notices	41
10.9	Successors and Assigns	43
10.10	Headings	43
10.11	Severability	43
10.12	Counterparts; Integration; Effectiveness	44

SECTION 11.	Additional ABL Secured Obligations and Term Secured Obligations	44

ii

AMENDED AND RESTATED INTERCREDITOR AGREEMENT

AMENDED AND RESTATED INTERCREDITOR AGREEMENT (this “Agreement”) dated as of August 24, 2010, among JPMORGAN CHASE BANK, N.A., as Representative with respect to the ABL Credit Agreement, JPMORGAN CHASE BANK, N.A., as Representative with respect to the Term Loan Agreement, WILMINGTON TRUST FSB, as Representative with respect to the Notes Agreement, each other Representative from time to time party hereto, TOWER AUTOMOTIVE HOLDINGS USA, LLC (the “ABL Borrower”), each of the other Loan Parties party hereto and TOWER AUTOMOTIVE, LLC.

WHEREAS, the ABL Borrower, the Guarantors, JPMorgan Chase Bank, N.A., as administrative agent, and certain financial institutions are parties to that certain Revolving Credit and Guaranty Agreement dated as of July 31, 2007 (the “ABL Credit Agreement”), pursuant to which such financial institutions agreed to make loans and extend other financial accommodations to the ABL Borrower; and

WHEREAS, the ABL Borrower, Tower Automotive Holdings Europe, B.V. (the “European Borrower”), the Guarantors, certain foreign subsidiaries of Holdco (the “Foreign Guarantors”), JPMorgan Chase Bank, N.A., as administrative agent, and certain financial institutions are parties to that certain First Lien Term Loan and Guaranty Agreement dated as of July 31, 2007 (the “Term Loan Agreement”), pursuant to which such financial institutions agreed to make loans and extend other financial accommodations to the ABL Borrower and to the European Borrower; and

WHEREAS, the ABL Borrower, the Guarantors (other than Holdings) and JPMorgan Chase Bank, N.A., as agent (in such capacity, the “ABL Agent”) are parties to that certain ABL Security Agreement, dated as of July 31, 2007 (as amended, modified, replaced or otherwise supplemented to the extent permitted hereunder, the “ABL Security Agreement”); and

WHEREAS, the ABL Borrower, the Guarantors (other than Holdings) and JPMorgan Chase Bank, N.A., as agent (in such capacity, the “Term Loan Agent”) are parties to that certain First Lien Term Loan Security Agreement, dated as of July 31, 2007 (the “Term Loan Security Agreement”); and

WHEREAS, the European Borrower had granted liens on certain of its assets to secure its obligations under the Term Loan Agreement, and the Foreign Guarantors had guaranteed those obligations and granted liens on certain of their respective assets to secure such guarantees; and

WHEREAS, the Issuers, the Guarantors (other than TA Finance) and Wilmington Trust FSB, as trustee and collateral agent, are entering into that certain Indenture dated as of August 24, 2010 (the “Notes Agreement”), pursuant to which the Issuers issued on the date hereof their 10.625% Senior Secured Notes due 2017 (the “2017 Notes”) in an aggregate principal amount of $430,000,000; and

WHEREAS, the Issuers, the Guarantors (other than Holdings and TA Finance) and Wilmington Trust FSB, as collateral agent (in such capacity, the “Notes Agent”) are entering into that certain Notes Security Agreement, dated as of August 24, 2010 (as amended, modified or otherwise supplemented to the extent permitted hereunder, the “Notes Security Agreement”); and

WHEREAS, the ABL Borrower, the European Borrower, the other Loan Parties (as defined in the Term Loan Agreement as in effect on the date hereof), the ABL Agent, the Term Loan Agent and certain other parties are parties to that certain Intercreditor Agreement, dated as of July 31, 2007 (as amended prior to the date hereof, the “Existing Intercreditor Agreement”); and

WHEREAS, the Second Lien Term Loan Facility Secured Obligations (as defined in the Existing Intercreditor Agreement) have previously been paid in full, and all Liens that had secured such obligations have previously been discharged; and

WHEREAS, effective on the date hereof, (i) the obligations of the European Borrower in respect of the Loans (as defined in the Term Loan Agreement) made under the Term Loan Agreement have been paid in full, (ii) the guarantees of the Secured Obligations (as defined in the Term Loan Agreement) made by each Person that is not a US Loan Party (as defined in the Term Loan Agreement) have been released and (iii) the Liens granted by each Person that is not a US Loan Party (as defined in the Term Loan Agreement) to secure any Secured Obligations (as defined in the Term Loan Agreement) have been released; and

WHEREAS, it is the desire of the parties hereto to set forth their respective rights and priorities with respect to the Common Collateral (as defined below); and

WHEREAS, in furtherance of the foregoing, the parties to the Existing Intercreditor Agreement have agreed to amend and restate the Existing Intercreditor Agreement in the form of this Agreement;

NOW THEREFORE, in consideration of the foregoing and the mutual covenants herein contained and other good and valuable consideration, the existence and sufficiency of which is expressly recognized by all of the parties hereto, the parties agree as follows:

SECTION 1. Definitions

1.1 Definitions. The following terms, as used herein, have the following meanings:

“ABL Agent” has the meaning set forth in the fourth WHEREAS clause of this Agreement; provided, that the term “ABL Agent” shall also mean each Representative for the holders of any Indebtedness outstanding under any Additional ABL Credit Agreement then extant.

“ABL Borrower” has the meaning set forth in the preamble of this Agreement.

“ABL Credit Agreement” (i) has the meaning set forth in the first WHEREAS clause of this Agreement and (ii) also means any Additional ABL Credit Agreement, in each case as any such agreement may be amended, supplemented or otherwise modified in accordance with the terms hereof and thereof.

“ABL Credit Agreement Loan Documents” means (i) the “Loan Documents” as defined in the ABL Credit Agreement and (ii) the “Loan Documents” (or comparable term) as defined in any Additional ABL Credit Agreement.

“ABL Priority Collateral” means any and all present and future right, title and interest of the ABL Borrower and the Guarantors in and to the following, whether now owned or hereafter acquired, existing or arising, and wherever located: (i) all accounts and chattel paper; (ii) all inventory; (iii) all cash; (iv) all deposit accounts (other than the Term Proceeds Account), including all funds credited thereto or deposited therein; (v) all securities accounts, including all funds credited thereto or deposited therein; (vi) all machinery and equipment; (vii) all interests in real property (including any fixtures attached thereto), (viii) to the extent evidencing, governing, securing or otherwise related to the items referred to in the preceding clauses (i), (ii), (iii), (iv), (v), (vi) and (vii) of this definition, all related contracts, contract rights, documents, instruments and other evidences of indebtedness, payment intangibles, letter-of-credit rights and other supporting obligations and other claims or causes of action; (ix) all books and records relating to the foregoing; and (x) all proceeds of any and all of the foregoing; provided, that (w) any of the foregoing constituting identifiable proceeds of Term Priority Collateral shall be deemed Term Priority Collateral, (x) any contract rights, claims, supporting obligations or other general intangibles to the extent relating solely and directly to Term Priority Collateral or rights of payment to the extent relating solely and directly to Term Priority Collateral shall be deemed Term Priority Collateral, (y) for the avoidance of doubt, Intellectual Property (other than Intellectual Property that is embedded in goods), Pledged

Equity Interests, the Foreign Intercompany Receivables Collateral (and any other intercompany receivables to the extent that a Lien has been granted thereon pursuant to any Term Secured Credit Document) and the Term Proceeds Account shall be deemed Term Priority Collateral and (z) for the avoidance of doubt, unless otherwise agreed after the date hereof by the requisite lenders under the ABL Credit Agreement (determined without giving effect to clause (ii) of the definition thereof), all assets constituting “ABL Collateral” (as defined in the Existing Intercreditor Agreement) shall be included in the ABL Priority Collateral. Terms used in the foregoing definition which are defined in the Uniform Commercial Code and not otherwise defined in this Agreement have the meanings specified in the Uniform Commercial Code.

“ABL Priority Collateral Enforcement Action” means the commencement by any ABL Agent of the exercise of any rights or remedies with respect to the ABL Priority Collateral (including, but not limited to, any action of foreclosure, enforcement, collection or execution).

“ABL Priority Collateral Processing and Sale Period” means the period commencing on (x) the date of commencement of an ABL Collateral Enforcement Action or the date of delivery of a Term Collateral Enforcement Action Notice, as the case may be, and (y) ending on the date occurring 180 days thereafter.

“ABL Secured Obligations” means (i) all “Secured Obligations” as defined in the ABL Credit Agreement or (ii) all “Secured Obligations” (or comparable term) as defined in any Additional ABL Credit Agreement, as the case may be. For the avoidance of doubt, ABL Secured Obligations shall include all obligations properly designated as such in accordance with Section 11 of this Agreement, to the extent the requirements set forth in said Section 11 and any other requirements set forth in this Agreement shall have been complied with.

“ABL Secured Parties” shall mean holders from time to time of the ABL Secured Obligations.

“ABL Security Agreement” has the meaning set forth in the fourth WHEREAS clause of this Agreement.

“ABL Termination Date” means the first date on which (i) the ABL Secured Obligations (other than those that constitute Unasserted Contingent Obligations) have been indefeasibly paid in cash in full (or, if applicable, cash collateralized or defeased in accordance with the terms of the applicable ABL Credit Agreement Loan Documents), (ii) all commitments to extend credit under the ABL Credit Agreement Loan Documents have been terminated, (iii) there are no outstanding letters of credit or similar instruments issued under the ABL Credit Agreement Loan Documents (other than such as have been cash collateralized or defeased in accordance with the terms of the ABL Credit Agreement Loan Documents). For avoidance of doubt, a Refinancing of ABL Secured Obligations that is permitted hereby shall not give rise to the ABL Termination Date unless the terms thereof expressly so provide with reference to this Agreement.

“Additional ABL Credit Agreement” means (i) any replacement credit agreement entered into by the Loan Parties (or any of them) to Refinance, in whole or in part, the Indebtedness outstanding under a then-extant ABL Credit Agreement (so long as the commitments under such then-extant ABL Credit Agreement shall have also been terminated), (ii) in the event that no Indebtedness is outstanding under any then-extant ABL Credit Agreement, each replacement credit agreement entered into by the Loan Parties (or any of them) (so long as the commitments under each then-extant ABL Credit Agreement shall have also been terminated) and (iii) any new credit, loan or similar agreement entered into by the Loan Parties (or any of them); provided that (1) the incurrence of such Indebtedness and the Liens securing same is permitted by (x) the ABL Credit Agreement Loan Documents, (y) the Term Secured Credit Documents and (z) this Agreement (including, without limitation, Section 6.2), (2) such Indebtedness is secured or purported to be secured by first priority Liens on the ABL Priority Collateral and second priority Liens on the Term Priority Collateral, (3) the ABL Borrower shall have designated such credit agreement as an “Additional ABL Credit Agreement” and the Representative of the holders of the Indebtedness under each such credit agreement as an “ABL Agent” by delivering a writing to such effect to each other ABL Agent, each Term Loan Agent and each Notes Agent, (4) the provisions of Section 6.2(a) of this Agreement shall have been complied with and (5) the ABL Borrower shall have delivered to each other ABL Agent, each Term Loan Agent and each Notes Agent a certificate of a Financial Officer of Holdco certifying that the preceding conditions have been satisfied.

“Additional Grantor” means any Grantor which becomes party to this Agreement pursuant to a Grantor Joinder Agreement.

“Additional Notes Agreement” means (i) any replacement indenture, term loan agreement or similar agreement entered into by the Loan Parties (or any of them) to Refinance, in whole or in part, the Indebtedness outstanding under a then-extant Notes Agreement and (ii) any new indenture, term loan or similar agreement entered into by the Loan Parties (or any of them); provided that (1) the incurrence of such Indebtedness and the Liens securing same is permitted by (x) the ABL Credit Agreement Loan Documents, (y) the Term Secured Credit Documents and (z) this Agreement (including, without limitation, Section 6.2), (2) such Indebtedness is secured or purported to be secured by first priority Liens on the Term Priority Collateral and second priority Liens on the ABL Priority Collateral, (3) the ABL Borrower shall have designated such indenture, term loan agreement or similar agreement as an “Additional Notes Agreement” and the Representative of the holders of the Indebtedness under such indenture, term loan agreement or similar agreement as a “Notes Agent” by delivering a writing to such effect to each ABL Agent, each Term Loan Agent and each other Notes Agent, (4) the provisions of Section 6.2(b) of this Agreement shall have been complied with and (5) the ABL Borrower shall have delivered to each ABL Agent, each Term Loan Agent and each other Notes Agent a certificate of a Financial Officer of Holdco certifying that the preceding conditions have been satisfied. It is understood and agreed that an indenture, loan agreement or similar agreement may not be both an Additional Notes Agreement and an Additional Term Loan Agreement.

“Additional Term Loan Agreement” means (i) any replacement indenture, term loan or similar agreement entered into by the Loan Parties (or any of them) to Refinance, in whole or in part, the Indebtedness outstanding under a then-extant Term Loan Agreement and (ii) any new indenture, term loan or similar agreement entered into by the Loan Parties (or any of them); provided that (1) the incurrence of such Indebtedness and the Liens securing same is permitted by (x) the ABL Credit Agreement Loan Documents, (y) the Term Secured Credit Documents and (z) this Agreement (including, without limitation, Section 6.2, (2) such Indebtedness is secured or purported to be secured by first priority Liens on the Term Priority Collateral and second priority Liens on the ABL Priority Collateral, (3) the ABL Borrower shall have designated such indenture, term loan agreement or similar agreement as an “Additional Term Loan Agreement” and the Representative of the holders of the Indebtedness under such indenture, term loan agreement or similar agreement as a “Term Loan Agent” by delivering a writing to such effect to each ABL Agent, each Notes Agent and each other Term Loan Agent, (4) the provisions of Section 6.2(b) of this Agreement shall have been complied with and (5) the ABL Borrower shall have delivered to each ABL Agent, each Notes Agent and each other Term Loan Agent a certificate of a Financial Officer of Holdco certifying that the preceding conditions have been satisfied. It is understood and agreed that an indenture, loan agreement or similar agreement may not be both an Additional Term Loan Agreement and an Additional Notes Agreement.

“Adequate Protection Liens” means any Liens granted in any Insolvency Proceeding to any Secured Party as adequate protection of the Secured Obligations held by such Secured Party.

“Authorized Term Collateral Agent” means the “Authorized Term Collateral Agent” as defined in the Term Intercreditor Agreement. On the date of this Agreement, the Authorized Term Collateral Agent is the Notes Agent. Upon a change of the Person acting as “Authorized Term Collateral Agent” pursuant to the terms of the Term Intercreditor Agreement, such Person acting as the succeeding Authorized Term Collateral Agent shall provide written notice to each other party hereto that such Person is acting in such capacity in the manner set forth in Section 10.8 hereof.

“Bankruptcy Code” means the United States Bankruptcy Code (11 U.S.C. §101 et seq.), as amended from time to time.

“Class” refers to the determination in relation to any particular Type of Common Collateral, (i) with respect to any Secured Obligations, whether such Secured Obligations are First Priority Obligations or Second Priority Obligations and (ii) with respect to any Secured Party, whether such Secured Party is a First Priority Secured Party or a Second Priority Secured Party.

“Common Collateral” means all assets on which Liens have been granted to secure both ABL Secured Obligations and Term Secured Obligations. Notwithstanding anything to the contrary contained in this Agreement, none of the assets of any Person that is not organized under the laws of the United States of America, any State thereof or the District of Columbia shall constitute Common Collateral, except to the extent that the applicable Liens are granted after the date of this Agreement (other than pursuant to an after-acquired property clause contained in any agreement in effect prior to the date of this Agreement).

“Comparable Second Lien Security Document” means, in relation to any Common Collateral subject to any First Priority Security Document, that Second Priority Security Document that creates a security interest in the same Common Collateral, granted by the same Loan Party, as applicable.

“Copyright License” shall mean any agreement now or hereafter in existence granting to any Loan Party, or pursuant to which any Loan Party grants to any other Person, any right to use, copy, reproduce, distribute, prepare derivative works, display or publish any records or other materials on which a Copyright is in existence or may come into existence.

“Copyrights” shall mean all the following: (i) all copyrights under the laws of the United States or any other country (whether or not the underlying works of authorship have been published), all registrations and recordings thereof, all copyrightable works of authorship (whether or not published), and all applications for copyrights under the laws of the United States or any other country, including registrations, recordings and applications in the United States Copyright Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, (ii) all renewals of any of the foregoing, (iii) all claims for, and rights to sue for, past or future infringements of any of the foregoing, and (iv) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including damages and payments for past or future infringements thereof.

“Enforcement Action” means, with respect to any Class of Secured Obligations, any demand for payment or acceleration thereof, the exercise of any rights and remedies with respect to any Common Collateral securing such obligations or the commencement or prosecution of enforcement of any of the rights and remedies under the Loan Documents of such Class, or applicable law, including without limitation the exercise of any rights of set-off or recoupment, and the exercise of any rights or remedies of a secured creditor under the Uniform Commercial Code, the Bankruptcy Code or other similar creditors’ rights, bankruptcy, insolvency, reorganization or similar laws of any applicable jurisdiction.

“Financial Officer” means, with respect to any Person, the chief financial officer, controller or treasurer of such Person.

“First Priority Documents” means, with respect to any Type of Common Collateral, the Loan Documents governing the related First Priority Obligations. If more than one series of First Priority Obligations is extant, the First Priority Documents shall include any intercreditor agreement governing the relationship between each series of First Priority Obligations then extant.

“First Priority Lien” means any Lien on any Type of Common Collateral securing any First Priority Obligation.

“First Priority Obligations” means (i) with respect to the ABL Priority Collateral, all ABL Secured Obligations and (ii) with respect to the Term Priority Collateral, the Term Secured Obligations. To the extent any payment with respect to any First Priority Obligation (whether by or on behalf of any Loan Party, as proceeds of security, enforcement of any right of setoff or otherwise) is declared to be a fraudulent conveyance or a preference in any respect, set aside or required to be paid to a debtor in possession, any Second Priority Secured Party, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall, for the purposes of this Agreement and the rights and obligations of the First Priority Secured Parties and the Second Priority Secured Parties, be deemed to be reinstated and outstanding as if such payment had not occurred.

“First Priority Obligations Payment Date” means, with respect to each Type of Common Collateral the first date on which (i) the First Priority Obligations (other than those that constitute Unasserted Contingent Obligations) with respect to such Common Collateral have been indefeasibly paid in cash in full (or, if applicable, cash collateralized or defeased in accordance with the terms of the applicable First Priority Documents), (ii) all commitments to extend credit under the applicable First Priority Documents have been terminated, (iii) there are no outstanding letters of credit or similar instruments issued under the applicable First Priority Documents (other than such as have been cash collateralized or defeased in accordance with the terms of the applicable First Priority Documents) and (iv) the First Priority Representative with respect to such Common Collateral has delivered a written notice to the Second Priority Representative with respect to such Common Collateral stating that the events described in clauses (i), (ii) and

(iii) have occurred to the satisfaction of the First Priority Secured Parties with respect to such Common Collateral. For avoidance of doubt, a Refinancing of First Priority Obligations with respect to any Type of Common Collateral that is permitted hereby shall not give rise to the First Priority Obligations Payment Date unless the terms thereof expressly so provide with reference to this Agreement.

“First Priority Representative” means, with respect to each Type of Common Collateral, each Representative for the holders of the First Priority Obligations with respect to such Common Collateral.

“First Priority Secured Parties” means, with respect to each Type of Common Collateral, the First Priority Representative and the holders of the First Priority Obligations.

“First Priority Security Documents” means each agreement or document granting or purporting to grant a Lien on any Common Collateral to secure First Priority Obligations.

“Foreign Intercompany Receivables Collateral” has the meaning given such term in the Notes Security Agreement as in effect on the date hereof.

“Governmental Authority” shall mean the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Grantor Joinder Agreement” means a supplement to this Agreement substantially in the form of Annex III, appropriately completed.

“Guarantors” has the meaning given such term in the ABL Credit Agreement.

“Holdco” means Tower Automotive Holdings I, LLC.

“Holdings” means Tower Automotive, LLC.

“Indebtedness” means, at any time and with respect to any Person, (i) all indebtedness of such Person for borrowed money, (ii) all indebtedness of such Person for the deferred purchase price of property or services (other than accounts payable for property, including inventory and services purchased, and expense accruals and deferred compensation items arising in the ordinary course of business), (iii) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments (other than performance, surety and appeal bonds arising in the ordinary course of business), (iv) the principal portion of all obligations of such Person under capitalized leases, (v) all reimbursement, payment or similar obligations of such Person, contingent or otherwise, under acceptance, letter of credit or similar facilities, (vi) all obligations of such Person in respect of (x) currency swap agreements, currency future or option contracts and other similar agreements designed to hedge against fluctuations in foreign interest or exchange rates and (y) interest rate swap, cap or collar agreements and interest rate future or option contracts, in each case on a marked-to-market basis, (vii) all Indebtedness referred to in clauses (i) through (vi) above guaranteed directly or indirectly by such Person, (viii) all Indebtedness referred to in clauses (i) through (vii) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness; provided, that with respect to any Loan Party, “Indebtedness” shall also include all Synthetic LC Indebtedness (as defined in the Indenture).

“Insolvency Proceeding” means any proceeding in respect of bankruptcy, insolvency, winding up, receivership, dissolution or assignment for the benefit of creditors, in each of the foregoing events whether under the Bankruptcy Code or any similar federal, state or foreign bankruptcy, insolvency, reorganization, receivership or similar law.

“Intellectual Property” shall mean, collectively, the Patents, Patent Licenses, Trademarks, Trademark Licenses, Copyrights and Copyright Licenses to the extent that a Lien has been granted thereon pursuant to any Term Secured Credit Document.

“Issuers” shall mean, collectively, the ABL Borrower and TA Finance.

“Joinder Agreement” means a supplement to this Agreement substantially in the form of Annex II, appropriately completed.

“Lien” shall mean (a) any mortgage, deed of trust, pledge, hypothecation, security interest, encumbrance, lien or charge of any kind whatsoever, (b) the interest of a vendor or a lessor under any conditional sale, capital lease or other title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

“Loan Document” means any of the ABL Credit Agreement Loan Documents or the Term Secured Credit Documents.

“Loan Party” means the ABL Borrower and each other Person (including an Additional Grantor) that has at any time granted a Lien on any assets that constitute Common Collateral (other than any Person that is not organized under the laws of the United States of America, any State thereof or the District of Columbia, except to the extent that such Person has, after the date of this Agreement, granted a Lien on any assets that constitute Common Collateral (other than pursuant to an after-acquired property clause contained in any agreement in effect prior to the Closing Date).

“Maximum Obligations Amount” means (x) with respect to the ABL Credit Agreement Loan Documents, $275,000,000 and (y) with respect to the Term Secured Credit Documents, $570,000,000.

“Mortgage” means mortgage, deed of trust, leasehold mortgage, assignment of leases and rents, modifications and any other agreement, document or instrument pursuant to which any Lien on real property is granted to secure any Secured Obligations or under which rights or remedies with respect to any such Lien are governed.

“Notes Agent” has the meaning set forth in the seventh WHEREAS clause of this Agreement; provided, that, except for purposes of the definition of “Authorized Term Collateral Agent”, the term “Notes Agent” shall also mean each Representative for the holders of any Indebtedness outstanding under any Additional Notes Agreement then extant.

“Notes Agreement” has the meaning set forth in the sixth WHEREAS clause of this Agreement; provided, that the term “Notes Agreement” shall also include any Additional Notes Agreement (and if more than one Notes Agreement exists at any time, “Notes Agreement” shall be deemed to be a collective reference to each Notes Agreement), as any such agreement may be amended, supplemented or otherwise modified in accordance with the terms hereof and thereof.

“Notes Documents” means, collectively, the Notes Agreement, the Notes Security Agreement and each other document (including any Mortgages) that grants or purports to grant a Lien on any assets of any Loan Party to secure the 2017 Notes or any Indebtedness outstanding under any Additional Notes Agreement.

“Notes Security Agreement” has the meaning set forth in the seventh WHEREAS clause of this Agreement.

“Patent License” means any agreement now or hereafter in existence granting to any Loan Party, or pursuant to which any Loan Party grants to any other Person, any right with respect to any Patent or any invention now or hereafter in existence, whether patentable or not, whether a patent or application for patent is in existence on such invention or not, and whether a patent or application for patent on such invention may come into existence or not.

“Patents” means (i) all letters patent and design letters patent of the United States or any other country and all applications for letters patent or design letters patent of the United States or any other country, including applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, (ii) all reissues, divisions, continuations, continuations in part, revisions and extensions of any of the foregoing, (iii) all claims for, and rights to sue for, past or future infringements of any of the foregoing and (iv) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including damages and payments for past or future infringements thereof.

“Person” means any natural person, corporation, division of a corporation, partnership, limited liability company, trust, joint venture, association, company, estate, unincorporated organization or Governmental Authority or any agency or political subdivision thereof.

“Pledged Equity Interests” shall mean, collectively, the Equity Interests (as defined in the Notes Security Agreement as in effect on the date hereof) to the extent that a Lien has been granted thereon pursuant to any Term Secured Credit Document.

“Post-Petition Interest” means any interest, fees, expenses or other amount that accrues or would have accrued after the commencement of any Insolvency Proceeding, whether or not allowed or allowable in any such Insolvency Proceeding.

“Refinance” means, in respect of any indebtedness, to refinance, extend, renew, defease, amend, increase, modify, supplement, restructure, refund, replace or repay, or to issue other indebtedness or enter alternative financing arrangements, in exchange or replacement for such indebtedness (in whole or in part), including by adding or replacing lenders, creditors, agents, borrowers and/or guarantors, and including in each case, but not limited to, after the original instrument giving rise to such indebtedness has been terminated and including, in each case, through any credit agreement, indenture or other agreement. “Refinanced” and “Refinancing” have correlative meanings.

“Representative” means the agent, trustee, or other representative for the holders of the Secured Obligations of any Class designated pursuant to the applicable Loan Documents.

“Second Priority Documents” means, with respect to any Type of Common Collateral, the Loan Documents governing the related Second Priority Obligations. If more than one series of Second Priority Obligations is extant, the Second Priority Documents shall include any intercreditor agreement governing the relationship between each series of Second Priority Obligations then extant.

“Second Priority Lien” means any Lien on any Type of Common Collateral securing any Second Priority Obligation.

“Second Priority Obligations” means (i) with respect to the ABL Priority Collateral, all Term Secured Obligations and (ii) with respect to Term Priority Collateral, all ABL Secured Obligations. To the extent any payment with respect to any Second Priority Obligation (whether by or on behalf of any Loan Party, as proceeds of security, enforcement of any right of setoff or otherwise) is declared to be a fraudulent conveyance or a preference in any respect, set aside or required to be paid to a debtor in possession, any First Priority Secured Party, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall, for the purposes of this Agreement and the rights and obligations of the First Priority Secured Parties and the Second Priority Secured Parties, be deemed to be reinstated and outstanding as if such payment had not occurred.

“Second Priority Obligations Payment Date” means, with respect to each Type of Common Collateral the first date on which (i) the Second Priority Obligations (other than those that constitute Unasserted Contingent Obligations) with respect to such Common Collateral have been indefeasibly paid in cash in full (or, if applicable, cash collateralized or defeased in accordance with the terms of the applicable Second Priority Documents), (ii) all commitments to extend credit under the applicable Second Priority Documents have been terminated, (iii) there are no outstanding letters of credit or similar instruments issued under the applicable Second Priority Documents (other than such as have been cash collateralized or defeased in accordance with the terms of the applicable Second Priority Documents), and (iv) the Second Priority Representative with respect to such Common Collateral has delivered a written notice to the First Priority Representative with respect to such Common Collateral stating that the events described in clauses (i), (ii) and (iii) have occurred to the satisfaction of the Second Priority Secured Parties with respect to such Common Collateral. For avoidance of doubt, a Refinancing of Second Priority Obligations with respect to any Type of Common Collateral that is permitted hereby shall not give rise to the Second Priority Obligations Payment Date unless the terms thereof expressly so provide with reference to this Agreement.

“Second Priority Representative” means, with respect to each Type of Common Collateral, each Representative for the holders of the Second Priority Obligations with respect to such Common Collateral.

“Second Priority Secured Parties” means, with respect to each Type of Common Collateral, the Second Priority Representative and the holders of the Second Priority Obligations with respect to such Common Collateral.

“Second Priority Security Documents” means each agreement or document granting or purporting to grant a Lien on any Common Collateral to secure Second Priority Obligations.

“Secured Obligations” means the First Priority Obligations and the Second Priority Obligations.

“Secured Parties” means the First Priority Secured Parties and the Second Priority Secured Parties.

“Subsidiary Guarantors” means each Guarantor other than Holdings.

“TA Finance” mean TA Holdings Finance, Inc.

“Term Intercreditor Agreement” means that certain Term Intercreditor Agreement, dated as of August 24, 2010, by and among JPMorgan Chase Bank, N.A., as synthetic letter of credit facility agent, Wilmington Trust FSB, as notes collateral agent, each additional term agent from time to time party thereto, the Issuers and each of the affiliates of the Issuers party thereto.

“Term Loan Agent” has the meaning set forth in the fourth WHEREAS clause of this Agreement; provided, that the term “Term Loan Agent” shall also mean each Representative for the holders of any Indebtedness outstanding under each Additional Term Loan Agreement then extant (and, if more than one Term Loan Agent exists at any time, “Term Loan Agent” shall be deemed to be a collective reference to each Term Loan Agent).

“Term Loan Agreement” has the meaning set forth in the second WHEREAS clause of this Agreement; provided, that the term “Term Loan Agreement” shall also include any Additional Term Loan Agreement (and if more than one Term Loan Agreement exists at any time, “Term Loan Agreement” shall be deemed to be a collective reference to each Term Loan Agreement), as any such agreement may be amended, supplemented or otherwise modified in accordance with the terms hereof and thereof.

“Term Loan Documents” means, collectively, the “Loan Documents” (or comparable term) as defined in each Term Loan Agreement.

“Term Loan Security Agreement” has the meaning set forth in the fourth WHEREAS clause of this Agreement.

“Term Obligations Termination Date” means the first date on which (i) the Term Secured Obligations (other than those that constitute Unasserted Contingent Obligations) have been indefeasibly paid in cash in full (or, if applicable, cash collateralized or defeased in accordance with the terms of the applicable Term Secured Credit Documents), (ii) all commitments to extend credit under the Term Secured Credit Documents have been terminated, (iii) there are no outstanding letters of credit or similar instruments issued under the Term Secured Credit Documents (other than such as have been cash collateralized or defeased in accordance with the terms of the Term Secured Credit Documents). For avoidance of doubt, a Refinancing of Term Secured Obligations that is permitted hereby shall not give rise to the Term Obligations Termination Date unless the terms thereof expressly so provide with reference to this Agreement.

“Term Priority Collateral” means all Common Collateral, other than ABL Priority Collateral.

“Term Priority Collateral Enforcement Action” means the commencement by the Authorized Term Collateral Agent (or any other First Priority Representative with respect to the Term Priority Collateral) of any action or proceeding with respect to any of its rights or remedies (including, but not limited to, any action of foreclosure), enforcement, collection or execution with respect to the Term Priority Collateral.

“Term Priority Collateral Enforcement Action Notice” means a written request delivered by any ABL Agent to the Authorized Term Collateral Agent made after the commencement of a Term Priority Collateral Enforcement Action.

“Term Proceeds Account” has the meaning set forth in the Notes Agreement.

“Term Secured Credit Documents” has the meaning given the term “Secured Credit Documents” in the Term Intercreditor Agreement as in effect on the date hereof.

“Term Secured Obligations” has the meaning given the term “Term Obligations” in the Term Intercreditor Agreement as in effect on the date hereof. For the avoidance of doubt, Term Secured Obligations shall include all obligations properly designated as such in accordance with Section 11 of this Agreement, to the extent the requirements set forth in said Section 11 and any other requirements set forth in this Agreement shall have been complied with.

“Trademark License” means any agreement now or hereafter in existence granting to any Loan Party, or pursuant to which any Loan Party grants to any other Person, any right to use any Trademark.

“Trademarks” means (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, brand names, trade dress, prints and labels on which any of the foregoing have appeared or appear, package and other designs, and all other source or business identifiers, and all general intangibles of like nature, and the rights in any of the foregoing which arise under applicable law, (ii) the goodwill of the business symbolized thereby or associated with each of them, (iii) all registrations and applications in connection therewith, including registrations and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, (iv) all renewals of any of the foregoing, (v) all claims for, and rights to sue for, past or future infringements of any of the foregoing and (vi) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including damages and payments for past or future infringements thereof.

“Type” when used to describe any Common Collateral, refers to whether such Common Collateral is ABL Priority Collateral or Term Priority Collateral.

“Unasserted Contingent Obligations” means, at any time, with respect to any Class of Secured Obligations, Secured Obligations of such Class for taxes, costs, indemnifications, reimbursements, damages and other liabilities (excluding (i) the principal of, and interest and premium (if any) on, and fees and expenses relating to, any Secured Obligation of such Class and (ii) contingent reimbursement obligations in respect of amounts that may be drawn under outstanding letters of credit) in respect of which no assertion of liability (whether oral or written) and no claim or demand for payment (whether oral or written) has been made (and, in the case of Secured Obligations of such Class for indemnification, no notice for indemnification has been issued by the indemnitee) at such time.

“Uniform Commercial Code” means the Uniform Commercial Code as in effect from time to time in the State of New York.

1.2 Certain Interpretive Provisions.

(a) Subject to Section 1.2(c), whenever there are two or more First Priority Representatives with respect to a Type of Common Collateral, each reference herein to the First Priority Representative shall be deemed to be a reference to each First Priority Representative with respect to such Type of Common Collateral.

(b) Subject to Section 1.2(c), whenever there are two or more Second Priority Representatives with respect to a Type of Common Collateral, each reference herein to the Second Priority Representative shall be deemed to be a reference to each Second Priority Representative with respect to such Type of Common Collateral.

(c) Notwithstanding Sections 1.2(a) and 1.2(b) or anything to the contrary in this Agreement:

(i) with respect to the Term Priority Collateral, the enforcement and other rights vested in the First Priority Representative pursuant to Sections 3.1, 3.4, 4.1(c), 4.3(a), 4.3(b) and 5.9 may be exercised only by and/or shall be available only to the Authorized Term Collateral Agent;

(ii) with respect to the ABL Priority Collateral, the enforcement and other rights vested in the Second Priority Representative pursuant to Section, 3.1 may be exercised only by and/or shall be available only to the Authorized Term Collateral Agent; and

(iii) in connection with the exercise by the Authorized Term Collateral Agent of any right referred to in clause (i) or (ii) above, to the extent that the terms of any applicable First Priority Security Document or Second Priority Security Document governed by non-U.S. law require that such action be taken by Notes Agent or the Synthetic Letter of Credit Facility Agent (as defined in the Term Intercreditor Agreement), the Notes Agent or the Synthetic Letter of Credit Facility Agent, as the case may be, shall take such action in accordance with the written instructions of the Authorized Term Collateral Agent.

SECTION 2. Lien Priorities.

2.1 Subordination of Liens.

(a) Any and all Second Priority Liens now existing or hereafter created or arising, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, are expressly junior in priority, operation and effect to any and all First Priority Liens now existing or hereafter created or arising, notwithstanding (i) anything to the contrary contained in any agreement or filing to which any Second Priority Secured Party may now or hereafter be a party, and regardless of the time, order or method of grant, attachment, recording or perfection of any financing statements or other security interests, assignments, pledges, deeds, mortgages and other liens, charges or encumbrances or any defect or deficiency or alleged defect or deficiency in any of the foregoing, (ii) any provision of the Uniform Commercial Code or any applicable law or any First Priority Document or Second Priority Document or any other circumstance whatsoever and (iii) the fact that any such First Priority Liens are (x) subordinated to any Lien securing any obligation of any Loan Party other than the Second

Priority Obligations or (y) otherwise subordinated, voided, avoided, invalidated or lapsed.

(b) No Secured Party shall object to or contest, or support any other Person in contesting or objecting to, in any proceeding (including without limitation, any Insolvency Proceeding), the validity, extent, perfection, priority or enforceability of any security interest in the Common Collateral granted to any other Secured Party. No Second Priority Secured Party shall take, or cause to be taken, any action the purpose of which is to make any Second Priority Lien pari passu with or senior to the First Priority Lien. It is understood that nothing in this clause (b) is intended to prohibit any Second Priority Secured Party from exercising any rights expressly granted to it under this Agreement.

(c) Notwithstanding any failure by any Secured Party to perfect its security interests in the Common Collateral or any avoidance, invalidation or subordination by any third party or court of competent jurisdiction of the security interests in the Common Collateral granted to such Secured Party, the priority and rights as among the Secured Parties with respect to the Common Collateral shall be as set forth herein.

2.2 Nature of Obligations. Each Secured Party acknowledges that certain of the Secured Obligations are revolving in nature and that the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, and that the terms of such Secured Obligations may be modified, extended or amended from time to time, and that the aggregate amount of the Secured Obligations may be increased, replaced or Refinanced, in each event, without notice to or consent by the Secured Parties (except to the extent required under Section 6) and without affecting the provisions hereof. The lien priorities provided in Section 2.1 shall not be altered or otherwise affected by any such amendment, modification, supplement, extension, repayment, reborrowing, increase, replacement, renewal, restatement or Refinancing of or waiver, consent or accommodation with respect to any Secured Obligations, or any portion thereof, except as permitted under Section 6.

2.3 Agreements Regarding Actions to Perfect Liens.

(a) With respect to each Type of Common Collateral, the Second Priority Representative agrees, on behalf of itself and the other Second Priority Secured Parties, that UCC-1 financing statements, patent, trademark or copyright filings or other filings or recordings filed or recorded by or on behalf of such Second Priority Representative or any other Second Priority Secured Party (or any agent or other representative thereof) shall be in form reasonably satisfactory to the First Priority Representative.

(b) With respect to each Type of Common Collateral, the First Priority Representative hereby acknowledges that, to the extent that it holds, or a third party holds on its behalf, physical possession of or “control” (as defined in the Uniform Commercial Code) over such Common Collateral pursuant to the First Priority Documents, such possession or control is also for the benefit of the Second Priority Representative and the other Second Priority Secured Parties, but solely as a gratuitous bailee to the extent required to perfect their security interest in such Common Collateral. With respect to each Type of Common Collateral (including, without limitation, the Term Proceeds Account), if for any reason (whether pursuant to the Second Priority Documents or otherwise) the Second Priority Representative holds, or a third party holds on its behalf, physical possession of or “control” (as defined in the Uniform Commercial Code) over such Common Collateral, such possession or control is also for the benefit of the First Priority Representative and the other First Priority Secured Parties, but solely a gratuitous bailee to the extent required to perfect their security interest in such Common Collateral. Nothing in the preceding two sentences shall be construed to impose any duty on the First Priority Representative (or the Second Priority Representative, as the case may be) (or any third party acting on either of their behalf) with respect to such Common Collateral or provide any Second Priority Representative or any other Second Priority Secured Party (or any First Priority Representative or any other First Priority Secured Party, as the case may be) with respect to the applicable Common Collateral with any rights with respect to such Common Collateral beyond those specified in this Agreement and the Second Priority Documents (or the First Priority Documents, as the case may be); provided that with respect to each Type of Common Collateral, (A) after the First Priority Obligations Payment Date,(i) the First Priority Representative shall (x) deliver to the Second Priority Representative (and each Loan Party hereby directs such First Priority Representative to so deliver) at the Loan Parties’ sole cost and expense, any stock certificates or promissory notes evidencing or constituting such Common Collateral in its possession or control together with any necessary endorsements to the extent required by the Second Priority Documents or (y) direct and deliver such Common Collateral as a court of competent jurisdiction otherwise directs and (ii) in the case of any Common Collateral consisting of deposit accounts or securities accounts as to which the First Priority Representative has control pursuant to an account control agreement, the First Priority Representative and the applicable Loan Party, at the Loan Parties’ sole cost and expense, shall take such actions, if any, as are required to cause control over such Common Collateral to become vested in the Second Priority Representative and (B) after the Second Priority Obligations Payment Date,(i) the Second Priority Representative shall (x) deliver to the First Priority Representative (and each Loan Party hereby directs such Second Priority Representative to so deliver) at the Loan Parties’ sole cost and expense, any stock certificates or promissory notes evidencing or constituting such Common Collateral in its possession or control together with any necessary endorsements to the extent required by the First Priority Documents or (y) direct and deliver such Common Collateral as a court of competent jurisdiction otherwise directs and (ii) in the case of any Common Collateral consisting of deposit accounts or securities accounts as to which the Second Priority Representative has control pursuant to an account control agreement, the Second Priority Representative and the applicable Loan Party, at the Loan Parties’ sole cost and expense, shall take such actions, if any, as are required to cause control over such Common Collateral to become vested in the First Priority Representative, and provided, further, that the provisions of this Agreement are intended solely to govern the respective Lien priorities as between the First Priority Secured Parties and the Second Priority Secured Parties and shall not impose on the First Priority Secured Parties (or the Second Priority Secured Parties, as applicable) any obligations in respect of the disposition of any Common Collateral (or any proceeds thereof) that would conflict with prior perfected Liens or any claims thereon in favor of any other Person that is not a Secured Party.

(c) Other than as set forth in the first proviso to the third sentence of the immediately preceding clause (b), any Secured Party with physical possession of or control over Common Collateral shall not have any duty or liability to protect or preserve any rights pertaining to any of such Common Collateral and, except for gross negligence or willful misconduct as determined pursuant to a final non-appealable order of a court of competent jurisdiction, each other Secured Party hereby waives and releases such Person from all claims and liabilities arising pursuant to such Person’s role as gratuitous bailee with respect to such Common Collateral.

2.4 No New Liens. The parties hereto agree that there shall be no Lien, and no Loan Party shall have any right to create any Lien, on any asset of such Loan Party securing any Secured Obligation of such Loan Party if such asset is not also subject to a Lien securing each other Secured Obligation of such Loan Party, except that nothing contained in this Section 2.4 shall preclude (i) the First Priority Secured Parties from being granted Adequate Protection Liens regardless of whether any Adequate Protection Liens are granted to the holders of any other Secured Obligations or (ii) the Second Priority Secured Parties from being granted Adequate Protection Liens in accordance with Section 5.4. If any Secured Party shall (nonetheless and in breach hereof) acquire or hold any Lien on any assets of any Loan Party securing the Secured Obligations of such Loan Party (other than any Adequate Protection Liens that may be granted to the First Priority Secured Parties), which assets are not also subject to a Lien securing the other Secured Obligations of such Loan Party as required by the first sentence of this Section 2.4, then such Secured Party shall, without the need for any further consent of any other Secured Party, and notwithstanding anything to the contrary in any Loan Document, be deemed to hold and have held such Lien for the benefit of the Secured Parties holding Secured Obligations that are required to have a Lien on such assets by the first sentence of this Section 2.4 (and each such Lien so deemed to have been held shall be subject in all respects to the provisions of this Agreement, including without limitation the lien subordination provisions set forth in Section 2.1).

SECTION 3. Enforcement Rights.

3.1 Exclusive Enforcement.

(a) With respect to each Type of Common Collateral, until the First Priority Obligations Payment Date, whether or not an Insolvency Proceeding has been commenced by or against any Loan Party, the First Priority Secured Parties shall have the exclusive right to take and continue (or refrain from taking or continuing) any Enforcement Action with respect to such Common Collateral, without any consultation with or consent of any Second Priority Secured Party with respect to such Common Collateral. With respect to each Type of Common Collateral, upon the occurrence and during the continuance of a default or an event of default under the First Priority Documents (and subject to the provisions thereof), the First Priority Representative and the other First Priority Secured Parties may take and continue any Enforcement Action with respect to the applicable First Priority Obligations and such Common Collateral in such order and manner as they may determine in their sole discretion.

(b) It is understood that Section 3.1(a) does not restrict the following:

(i)	in any Insolvency Proceeding commenced by or against any Loan Party, the Second Priority Representative with respect to each Type of Common Collateral may file a claim or statement of interest with respect to such Type of Common Collateral;

(ii)	the Second Priority Representative with respect to each Type of Common Collateral may take any action (not adverse to the prior Liens securing the First Priority Obligations with respect to each Type of Common Collateral, or the rights of the First Priority Representative or the First Priority Secured Parties with respect to such Type of Common Collateral to exercise remedies in respect thereof) in order to preserve, perfect or protect the First Priority Lien on such Type of Common Collateral;

(iii)

the Second Priority Secured Parties with respect to each Type of Common Collateral shall be entitled to file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims of the Second Priority Secured Parties with respect to such Type of Common Collateral, if any in each case in accordance with the terms of this Agreement;

(iv)	the Second Priority Secured Parties with respect to each Type of Common Collateral shall be entitled to file any pleadings, objections, motions or agreements which assert rights or interests available to unsecured creditors of the Loan Parties arising under either any bankruptcy, insolvency or similar law or applicable non-bankruptcy law, in each case in accordance with the terms of this Agreement; and

(v)	the Second Priority Secured Parties with respect to each Type of Common Collateral shall be entitled to vote on any plan of reorganization and file any proof of claim in an Insolvency Proceeding or otherwise and other filings and make any arguments and motions that are, in each case, in accordance with the terms of this Agreement, with respect to such Type of Common Collateral.

3.2 Standstill and Waivers.

(a) With respect to each Type of Common Collateral, the Second Priority Representative, on behalf of itself and the other Second Priority Secured Parties, for the benefit of the First Priority Representative and each other First Priority Secured Party, agrees that, until the First Priority Obligations Payment Date, subject to Section 3.1(b), they will not oppose, object to, interfere with, hinder or delay, in any manner, whether by judicial proceedings (including without limitation the filing of an Insolvency Proceeding) or otherwise, any foreclosure, sale, lease, exchange, transfer or other disposition of such Common Collateral pursuant to an Enforcement Action (or pursuant to a sale, lease, exchange or transfer as a result of which the Second Priority Lien is automatically released pursuant to Section 4.2(a)) or any other Enforcement Action taken by or on behalf of the First Priority Representative or any other First Priority Secured Party;

(b) With respect to each Type of Common Collateral the Second Priority Representative, on behalf of itself and the other Second Priority Secured Parties agrees, for the benefit of the First Priority Representative and each other First Priority Secured Party, that until the First Priority Obligations Payment Date, they have no right to (x) direct the First Priority Representative or any other First Priority Secured Party to take any Enforcement Action with respect to such Common Collateral or (y) consent or object to the taking by the First Priority

Representative or any other First Priority Secured Party of any Enforcement Action with respect to such Common Collateral or to the timing or manner thereof (or, to the extent it may have any such right described in this clause (b) as a junior lien creditor, they hereby irrevocably waives such right);

(c) With respect to each Type of Common Collateral, the Second Priority Representative, on behalf of itself and the other Second Priority Secured Parties, agrees, for the benefit of the First Priority Representative and each other First Priority Secured Party, that until the First Priority Obligations Payment Date, they will not institute any suit or other proceeding or assert in any suit, Insolvency Proceeding or other proceeding any claim against the First Priority Representative or any other First Priority Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to, and none of the First Priority Representative nor any other First Priority Secured Party shall be liable for, any action taken or omitted to be taken by the First Priority Representative or any First Priority Secured Party with respect to such Common Collateral or pursuant to the First Priority Documents; provided that nothing in this Section 3.2(c) shall be construed to prevent or limit any party hereto from instituting any such suit or other proceeding to enforce the terms of this Agreement;

(d) With respect to each Type of Common Collateral, the Second Priority Representative, on behalf of itself and the other Second Priority Secured Parties, agrees, for the benefit of the First Priority Representative and each other First Priority Secured Party, that until the First Priority Obligations Payment Date, they will not take any Enforcement Action with respect to such Common Collateral;

(e) With respect to each Type of Common Collateral, the Second Priority Representative, on behalf of itself and the other Second Priority Secured Parties, agrees, for the benefit of the First Priority Representative and each other First Priority Secured Party, that until the First Priority Obligations Payment Date, they will not commence judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of, exercise any right, remedy or power with respect to, or otherwise take any action to enforce their interest in or realize upon, such Common Collateral; and

(f) With respect to each Type of Common Collateral, (i) the Second Priority Representative, on behalf of itself and the other Second Priority Secured Parties, agrees, for the benefit of the First Priority Representative and each other First Priority Secured Party, that until the First Priority Obligations Payment Date, they will not seek, and hereby waive any right, to have such Common Collateral or any part thereof marshaled upon any foreclosure or other disposition of such Common Collateral.

3.3 Judgment Creditors. In the event that any Second Priority Secured Party becomes a judgment lien creditor as a result of its enforcement of its rights as an unsecured creditor in respect of its Second Priority Obligations (it being understood that any such party may exercise its rights and remedies as an unsecured creditor against the relevant Loan Parties in accordance with the terms of the Second Priority Documents and applicable law, provided that such exercise of rights or remedies is not a violation of this Agreement), such judgment lien shall be subject to the terms of this Agreement for all purposes (including in relation to the First Priority Liens and the First Priority Obligations) to the same extent as all other Second Priority Liens (created pursuant to the Second Priority Documents), subject to this Agreement.

3.4 Cooperation. With respect to each Type of Common Collateral, the Second Priority Representative, on behalf of itself and the other Second Priority Secured Parties, agrees that each of them shall take such actions as the First Priority Representative shall reasonably request in connection with an Enforcement Action or the exercise by the First Priority Secured Parties of their rights set forth herein.

3.5 No Additional Rights for the Loan Parties Hereunder. Except as provided in Section 3.6, if any Secured Party shall enforce its rights or remedies in violation of the terms of this Agreement, no Loan Party shall be entitled to use such violation as a defense to any action by any Secured Party, nor to assert such violation as a counterclaim or basis for set off or recoupment against any Secured Party.

3.6 Actions Upon Breach.

(a) With respect to each Type of Common Collateral, if any Second Priority Secured Party commences or participates in any action or proceeding against any Loan Party in respect of the such Common Collateral contrary to this Agreement, such Loan Party, with the prior written consent of the First Priority Representative, may interpose as a defense or dilatory plea the making of this Agreement, and any First Priority Secured Party may intervene and interpose such defense or plea in its or their name or in the name of such Loan Party.

(b) With respect to each Type of Common Collateral, if any Second Priority Secured Party (or any agent or other representative thereof) in any way takes, attempts to take or threatens to take any action with respect to such Common Collateral (including, without limitation, any attempt to enforce any remedy on such Common Collateral) in violation of this Agreement, or fails to take any action required by this Agreement, any First Priority Secured Party (in its or their own name or in the name of any Loan Party) may obtain relief against such Second Priority Secured Party or agent or other representative thereof by injunction, specific performance and/or other appropriate equitable relief, it being understood and agreed by the Second Priority Representative on behalf of each other Second Priority Secured Party that (i) the damages of the First Priority Secured Parties from its actions may at that time be difficult to ascertain and may be irreparable, and (ii) each Second Priority Secured Party waives any defense that any Loan Party and/or the First Priority Secured Parties cannot demonstrate damage and/or can be made whole by the awarding of damages.

SECTION 4. Application of Proceeds of Common Collateral; Dispositions and Releases of Common Collateral; Inspection and Insurance.

4.1 Application of Proceeds; Turnover Provisions.

(a) All proceeds of ABL Priority Collateral (to the extent such ABL Priority Collateral constitutes Common Collateral) (including any interest earned thereon) resulting from any Enforcement Action, and whether or not pursuant to an Insolvency Proceeding, shall be distributed as follows:

first, to the ABL Agent to be applied in accordance with Section 14 of the ABL Security Agreement (or, if an Additional ABL Agreement is in effect, in accordance with the applicable sections of the then-extant ABL Credit Agreement Loan Documents) until the ABL Secured Obligations are paid in full;

second, to the Authorized Term Collateral Agent to be applied in accordance with Section 2.01 of the Term Intercreditor Agreement until the Term Secured Obligations are paid in full; and

finally, to the relevant Loan Party, or as a court of competent jurisdiction may direct.

(b) All proceeds of the Term Priority Collateral (to the extent such Term Loan Priority Collateral constitutes Common Collateral) (including any interest earned thereon) resulting from any Enforcement Action, and whether or not pursuant to an Insolvency Proceeding, shall be distributed as follows:

first, to the Authorized Term Collateral Agent to be applied in accordance with Section 2.01 of the Term Intercreditor Agreement until the Term Secured Obligations are paid in full;

second, to the ABL Agent to be applied in accordance with Section 17 of the ABL Security Agreement (or, if an Additional ABL Agreement is in effect, in accordance with the applicable sections of the then-extant ABL Credit Agreement Loan Documents) until the ABL Secured Obligations are paid in full; and

finally, to the relevant Loan Party, or as a court of competent jurisdiction may direct.

(c) With respect to each Type of Common Collateral, until the occurrence of the First Priority Obligations Payment Date, no Second Priority Secured Party may accept any such Common Collateral, including any such Common Collateral constituting proceeds, in satisfaction, in whole or in part, of the Second Priority Secured Obligations in violation of Sections 4.1(a) or 4.1(b). Any Common Collateral received by a Second Priority Secured Party that is not permitted to be received pursuant to the preceding sentence shall be segregated and held in trust and promptly turned over to the First Priority Representative with respect to such Common Collateral to be applied in accordance with Section 4.1(a) or 4.1(b), as the case may be, in the same form as received, with any necessary endorsements, and each Second Priority Secured Party hereby authorizes the First Priority Representative to make any such endorsements as agent for the Second Priority Representative (which authorization, being coupled with an interest, is irrevocable). Upon the turnover of such Common Collateral as contemplated by the immediately preceding sentence, the Second Priority Obligations purported to be satisfied by the payment of such Common Collateral shall be immediately reinstated in full as though such payment had never occurred.

4.2 Releases of Second Priority Lien.

(a) With respect to each Type of Common Collateral, upon any release, sale or disposition of such Common Collateral that results in the release of the First Priority Lien on such Common Collateral and that is (i) permitted pursuant to the terms of the First Priority Documents and not prohibited under the Second Priority Documents or (ii) effected pursuant to an Enforcement Action, the Second Priority Lien on such Common Collateral (but not on any proceeds of such Common Collateral not required to be paid to the First Priority Secured Parties) shall be automatically and unconditionally released.

(b) With respect to each Type of Common Collateral, until the First Priority Obligations Payment Date, the Second Priority Representative shall promptly execute and deliver such release documents and instruments and shall take such further actions as the First Priority Representative shall reasonably request to evidence any release of the Second Priority Lien described in Section 4.2(a). With respect to each Type of Common Collateral, the Second Priority Representative hereby appoints the First Priority Representative and any officer or duly authorized person of the First Priority Representative, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power of attorney in the place and stead of the Second Priority Representative and in the name of the Second Priority Representative or in the First Priority Representative’s own name; provided that such power of attorney may only be exercised if the Second Priority Representative has not executed and delivered such release documents and instruments in a timely manner following a request from the First Priority Representative, and must be exercised in the First Priority

Representative’s reasonable discretion, solely for the purposes of carrying out the terms of Section 4.2(a), to take any and all appropriate action and to execute and deliver any and all documents and instruments as may be necessary or desirable to accomplish the purposes of Section 4.2(a), including any financing statements, endorsements, assignments, releases or other documents or instruments of transfer (which appointment, being coupled with an interest, is irrevocable).

4.3 Inspection Rights and Insurance.

(a) With respect to each Type of Common Collateral, until the First Priority Obligations Payment Date, any First Priority Secured Party and its representatives and invitees may, in accordance with the First Priority Documents, inspect, repossess, remove and otherwise deal with such Common Collateral, and, pursuant to an Enforcement Action, the First Priority Representative may advertise and conduct public auctions or private sales of such Common Collateral, in each case without notice (other than any notice required by law) to, the involvement of or interference by any Second Priority Secured Party or liability to any Second Priority Secured Party.

(b) With respect to each Type of Common Collateral, until the First Priority Obligations Payment Date, the First Priority Representative will have the sole and exclusive right (i) to be named as additional insured and loss payee under any insurance policies maintained from time to time by any Loan Party with respect to such Common Collateral (except that, if the applicable insurer permits, the Second Priority Representative shall have the right to be named as an additional insured so long as its second lien status is identified in a manner reasonably satisfactory to the First Priority Representative); (ii) to adjust or settle any insurance policy or claim covering such Common Collateral in the event of any loss thereunder; and (iii) to approve any award granted in any condemnation or similar proceeding affecting such Common Collateral.

SECTION 5. Insolvency Proceedings.

5.1 Filing of Motions. No Secured Party shall, in or in connection with any Insolvency Proceeding, file any pleadings or motions, take any position at any hearing or proceeding of any nature, or otherwise take any action whatsoever, in each case to challenge, contest or otherwise object to the scope, validity, enforceability, perfection or priority of any Liens held by any other Secured Party and no Secured Party shall support any other Person doing any of the foregoing.

5.2 Financing Matters.

(a) With respect to each Type of Common Collateral, if any Loan Party becomes subject to any Insolvency Proceeding, and if the First Priority

Representative consents (or does not object) to the use of such Common Collateral (for the avoidance of doubt, including but not limited to the use of cash collateral) by any Loan Party during any Insolvency Proceeding or provides financing to any Loan Party under the Bankruptcy Code or consents (or does not object) to the provision of such financing to any Loan Party by any third party (any such financing, whether provided by the First Priority Secured Parties or any third party, being referred therein as a “DIP Financing”), then the Second Priority Representative agrees, on behalf of itself and the other Second Priority Secured Parties, that each Second Priority Secured Party (a) will be deemed to have consented to, will raise no objection to, and will not support any other Person objecting to, the use of such Common Collateral or to such DIP Financing, (b) shall only request or accept adequate protection in connection with the use of such Common Collateral or such DIP Financing as permitted by Section 5.4 below, (c) will subordinate (and will be deemed hereunder to have subordinated) the Second Priority Liens and any Adequate Protection Liens provided in respect thereof, (i) to such DIP Financing with the same terms and conditions as the First Priority Liens are subordinated thereto (and such subordination will not alter in any manner the terms of this Agreement), (ii) to any adequate protection, including, without limitation, Adequate Protection Liens, provided to the First Priority Secured Parties and (iii) to any “carve-out” for professional and United States Trustee fees agreed to by the First Priority Representative or the other First Priority Secured Parties and (d) agrees that any notice of such events found to be adequate by the bankruptcy court shall be adequate notice.

(b) Notwithstanding the foregoing, the provisions of Section 5.2(a) shall only be applicable as to the Second Priority Secured Parties with respect to any DIP Financing to the extent the amount of such DIP Financing does not exceed the sum of (i) the aggregate principal amount of the ABL Secured Obligations Refinanced thereby plus (ii) the aggregate principal amount of the Term Secured Obligations Refinanced thereby plus (iii) $300,000,000.

5.3 Relief From the Automatic Stay. With respect to each Type of Common Collateral, the Second Priority Representative agrees, on behalf of itself and the other Second Priority Secured Parties, that none of them will (a) seek relief from the automatic stay or from any other stay in any Insolvency Proceeding or take any action in violation thereof, or support any other Person seeking such relief or taking such action, in each case in respect of such Common Collateral, without the prior written consent of the First Priority Representative or (b) object to, contest, or support any other Person objecting to or contesting, any relief from the automatic stay or from any other stay in any Insolvency Proceeding requested by any First Priority Secured Party.

5.4 Adequate Protection.

(a) With respect to each Type of Common Collateral, the Second Priority Representative, on behalf of itself and the other Second Priority Secured Parties, agrees that none of them shall object to, contest, or support any other Person objecting to or contesting, (i) any request by the First Priority Representative or any other First Priority Secured Party for adequate protection, including, without limitation, in the form of Adequate Protection Liens, superpriority claims, interest, fees, expenses or other amounts or (ii) any objection by the First Priority Representative or any other First Priority Secured Party to any motion, relief, action or proceeding based on a claim of a lack of adequate protection to the First Priority Secured Parties. Notwithstanding anything contained in this Agreement, in any Insolvency Proceeding, the Second Priority Representative and the other Second Priority Secured Parties with respect to each Type of Common Collateral, may seek, support, accept or retain adequate protection solely in the form of (u) Permitted Cash Adequate Protection Payments in accordance with Section 5.4(b), (v) an Adequate Protection Lien on additional collateral, subordinated to the First Priority Liens and Liens securing any DIP Financing on the same basis as the other Second Priority Liens are so subordinated to the First Priority Liens under this Agreement, (w) only if the First Priority Secured Parties are granted superpriority claims, superpriority claims junior in all respects to the superpriority claims granted to the First Priority Secured Parties, (x) payment of the fees and expenses of the Second Priority Secured Parties, (y) any form of adequate protection that is consistent with the priorities set forth in this Agreement and (z) non-monetary adequate protection that is customarily provided in an Insolvency Proceeding, including, without limitation, the provision of information and the ability to monitor such Common Collateral. With respect to each Type of Common Collateral, in the event any Second Priority Secured Party receives adequate protection in the form of Adequate Protection Liens, then the Second Priority Representative, on behalf of itself and the other Second Priority Secured Parties, (i) consents to the First Priority Representative having a senior Adequate Protection Lien on such additional collateral as security for the First Priority Obligations and that any Adequate Protection Liens granted to the Second Priority Secured Parties, on any additional collateral shall be subordinated to the Liens on such collateral securing the First Priority Obligations and any DIP Financing (and all obligations relating thereto) and any Adequate Protection Liens granted to the First Priority Secured Parties, with such subordination to be on the same terms that the other Second Priority Liens are subordinated to such First Priority Liens under this Agreement and (ii) agrees that, if the bankruptcy court does not grant the First Priority Secured Parties a senior Adequate Protection Lien on such additional collateral, then the Second Priority Secured Parties shall be deemed to hold and have held their Adequate Protection Lien on such additional collateral for the benefit of the First Priority Secured Parties (and each such Lien so deemed to have been held shall be subject in all respects to the provisions of this Agreement, including without limitation the lien subordination provisions set forth in Section 2.1) and, until the First Priority Obligations Payment Date, any distributions in respect of such additional collateral received by the Second Priority Secured Parties shall be segregated and held in trust and promptly turned over to the First Priority Representative to repay the First Priority Obligations. Upon the turnover of such distributions as contemplated by the immediately preceding sentence, the Second Priority Obligations purported to be satisfied by such distributions shall be immediately reinstated in full as though such payment had never occurred.

(b) With respect to each Type of Common Collateral, if the First Priority Secured Parties are granted as adequate protection current cash payments at least equal to Post-Petition Interest accruing at the applicable non-default rate on the First Priority Obligations, the Second Priority Secured Parties may seek, support, accept or retain as adequate protection current cash payments in an amount equal to Post-Petition Interest accruing at the applicable non-default rate on the Second Priority Obligations (the “Permitted Cash Adequate Protection Payments”); provided that the consent of the Second Priority Secured Parties to, and the agreement of the Second Priority Secured Parties not to object or support any objection to, the use of such Common Collateral, any DIP Financing and any adequate protection provided to the First Priority Secured Parties as provided in Section 5.2 shall remain in full force and effect even if the Second Priority Secured Parties seek such Permitted Cash Adequate Protection Payments and whether or not such Permitted Cash Adequate Protection Payments are granted by the bankruptcy court.

5.5 Avoidance Issues. With respect to each Type of Common Collateral, if any First Priority Secured Party is required in any Insolvency Proceeding or otherwise to disgorge, turn over or otherwise pay to the estate of any Loan Party, because such amount was avoided or ordered to be paid or disgorged for any reason, including because it was found to be a fraudulent or preferential transfer, any amount (a “Recovery”), whether received as proceeds of security, enforcement of any right of set-off or otherwise, then the First Priority Obligations shall be reinstated to the extent of such Recovery and deemed to be outstanding as if such payment had not occurred, and the First Priority Obligations Payment Date shall be deemed not to have occurred. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto.

5.6 Asset Dispositions in an Insolvency Proceeding. With respect to each Type of Common Collateral, the Second Priority Representative, on behalf of itself and the other Second Priority Secured Parties, agrees that (a) none of them shall, in an Insolvency Proceeding or otherwise, oppose any sale or disposition of any such Common Collateral that is supported by the First Priority Secured Parties, and (b) they will be deemed to have consented under Section 363 of the Bankruptcy Code (and otherwise) to any such sale supported by the First Priority Secured Parties and to have released their Liens in such assets.

5.7 Separate Grants of Security and Separate Classification. With respect to each Type of Common Collateral, each Secured Party acknowledges and agrees that (i) the grant of Liens pursuant to the First Priority Security Documents constitutes a separate and distinct grant of Liens from the grant of each of the Liens granted pursuant to any of the Second Priority Security Documents, (ii) because of, among other things, their differing rights in such Common Collateral, each of the First Priority Obligations and Second Priority Obligations is fundamentally different and must be separately classified in any plan of reorganization proposed or confirmed in an Insolvency Proceeding and (iii) it will object to, and not vote in favor of, any plan of reorganization that does not separately classify each such Class. To further effectuate the intent of the parties as provided in the immediately preceding sentence, if a court of competent jurisdiction holds that the claims of the First Priority Secured Parties and the claims held by the Second Priority Secured Parties in respect of any Type of Common Collateral constitute only one secured claim (rather than separate classes of senior and junior secured claims), then the Second Priority Secured Parties hereby acknowledge and agree that all distributions shall be made as if there were separate classes of senior and junior secured claims against the relevant Loan Parties in respect of such Common Collateral (with the effect being that, to the extent that the aggregate value of such Common Collateral is sufficient (for this purpose ignoring all claims held by the Second Priority Secured Parties), the First Priority Secured Parties shall be entitled to receive, in addition to distributions to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of Post-Petition Interest (at the applicable non-default rate) before any distribution is made in respect of the claims held by the Second Priority Secured Parties), with the Second Priority Secured Parties hereby acknowledging and agreeing to turn over to the First Priority Secured Parties distributions otherwise received or receivable by them in respect of such Common Collateral to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the claim or recovery of the Second Priority Secured Parties.

5.8 Plans of Reorganization. With respect to each Type of Common Collateral, if the claims of the First Priority Secured Parties and the claims held by the Second Priority Secured Parties constitute only one secured claim pursuant to any plan of reorganization proposed in an Insolvency Proceeding (rather than separate classes of senior and junior secured claims), notwithstanding the objection to, and vote against, such plan by such Secured Parties in accordance with Section 5.7, no Second Priority Secured Party shall support or vote in favor of such plan of reorganization (and each shall vote and shall be deemed to have voted to reject any plan of reorganization) unless such plan (i) pays off, in cash in full, all First Priority Obligations or (ii) is supported by the First Priority

Representative. If any such Second Priority Secured Party votes in favor of any plan or reorganization in violation of this Section 5.8, such Second Priority Secured Party irrevocably agrees that such vote shall be deemed unauthorized, void and of no force and effect and the First Priority Representative shall be, and shall be deemed, such party’s “authorized agent” under Bankruptcy Rules 3018(c) and 9010, and that the First Priority Representative shall be authorized and entitled to withdraw such vote and submit a superseding ballot on behalf of such Second Priority Secured Party that is consistent herewith.

5.9 Other Matters. With respect to each Type of Common Collateral, to the extent that the Second Priority Representative or any other Second Priority Secured Party, has or acquires rights under Section 363 or Section 364 of the Bankruptcy Code with respect to any of such Common Collateral, the Second Priority Representative agrees, on behalf of itself and the other Second Priority Secured Parties, not to assert any of such rights without the prior written consent of the First Priority Representative with respect to such Common Collateral; provided that if requested by such First Priority Representative, the Second Priority Representative with respect to such Common Collateral shall timely exercise such rights in the manner requested by such First Priority Representative, including any rights to payments in respect of such rights.

5.10 No Waiver of Rights of First Priority Secured Parties. With respect to each Type of Common Collateral, nothing contained herein shall prohibit or in any way limit the First Priority Representative or any other First Priority Secured Party from objecting in any Insolvency Proceeding or otherwise to any action taken by any Second Priority Secured Party, including the seeking by any Second Priority Secured Party of adequate protection or the asserting by any Second Priority Secured Party of any of its rights and remedies under the Second Priority Documents or otherwise, other than any action taken by such Second Priority Secured Party, that is expressly permitted by this Agreement; provided, however, that, notwithstanding Section 5.4 hereof, the First Priority Representative and the First Priority Secured Parties may object to the provision of cash payments as adequate protection to the Second Priority Secured Parties.

5.11 Effectiveness in Insolvency Proceedings. This Agreement, which the parties hereto expressly acknowledge is a “subordination agreement” under Section 510(a) of the Bankruptcy Code, shall be effective before, during and after the commencement of an Insolvency Proceeding. All references in this Agreement to any Loan Party shall include such Loan Party as a debtor-in-possession and any receiver or trustee for such Loan Party in any Insolvency Proceeding, and the rights and obligations hereunder of the First Priority Secured Parties and the Second Priority Secured Parties with respect to each Type of Collateral shall be fully enforceable as between such parties regardless of the pendency of Insolvency Proceedings or any related limitations on the enforcement of this Agreement against any Loan Party.

SECTION 6. Matters Relating to Loan Documents.

6.1 General.

(a) With respect to each Type of Common Collateral, each Loan Party and the Second Priority Representative, on behalf of itself and the Second Priority Secured Parties, agrees that it shall not at any time execute or deliver any amendment or other modification to any of the Second Priority Documents inconsistent with or in violation of this Agreement.

(b) With respect to each Type of Common Collateral, each Loan Party and the First Priority Representative, on behalf of itself and the First Priority Secured Parties, agrees that it shall not at any time execute or deliver any amendment or other modification to any of the First Priority Documents inconsistent with or in violation of this Agreement.

(c) With respect to each Type of Common Collateral, until the First Priority Obligations Payment Date, in the event the First Priority Representative enters into any amendment, waiver or consent in respect of any of the First Priority Security Documents for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any First Priority Security Document or changing in any manner the rights of any parties thereunder, then such amendment, waiver or consent shall apply automatically to any comparable provision of the Comparable Second Lien Security Document without the consent of or action by any Second Priority Secured Party (with all such amendments, waivers and modifications subject to the terms hereof); provided that (other than with respect to amendments, modifications or waivers that secure additional extensions of credit and add additional secured creditors and do not violate the express provisions of the Second Priority Security Documents), (i) no such amendment, waiver or consent shall have the effect of removing assets subject to the Lien of any Second Priority Security Document, except to the extent that a release of such Lien is permitted by Section 4.2, (ii) any such amendment, waiver or consent that materially and adversely affects the rights of the Second Priority Secured Parties and does not affect the First Priority Secured Parties in a like or similar manner shall not apply to the Second Priority Security Documents, without the consent of the Second Priority Representative and (iii) notice of such amendment, waiver or consent shall be given to the Second Priority Representative no later than 30 days after its effectiveness, provided that the failure to give such notice shall not affect the effectiveness and validity thereof.

(d) Each of the Loan Parties and each of the Representatives agrees that the ABL Credit Agreement, the Term Loan Agreement (any notes issued pursuant thereto), the Notes Agreement (any notes issued pursuant thereto) and each First Priority Security Document and Second Priority Security Document entered into on or after the date hereof shall contain the applicable provisions set forth on Annex I hereto, or similar provisions approved by the Representatives, which approval shall not be unreasonably withheld or delayed. Each Loan Party party hereto and each of the Representatives further agrees that each Mortgage covering any Common Collateral granted in favor of the Representative of the Secured Parties of any Class shall contain such other language as the Representative of the Secured Parties of each other Class may reasonably request to reflect the subordination of such Mortgage pursuant to this Agreement.

6.2 Restrictions on Refinancings.

(a) The Indebtedness under the ABL Credit Agreement may be Refinanced, in whole or in part, with the same or different lenders or Representatives in a Refinancing, without the consent of the Term Loan Agent or the Notes Agent or the holders of the Term Secured Obligations; provided, that (x) the holders of any such Refinancing (or the Representative thereof) shall have become bound in writing to the terms of this Agreement in the manner set forth in Section 11 (and shall have delivered a copy of the Joinder Agreement pursuant to which such holders or such Representative shall have become bound to the terms of this Agreement to each other party to this Agreement in the manner set forth in Section 10.8) and (y) no such Refinancing shall have the effect of increasing the principal amount of ABL Secured Obligations then outstanding or permitted to be outstanding (without regard to any borrowing base restrictions) to an amount that exceeds the Maximum Obligations Amount with respect to the ABL Credit Agreement Loan Documents.

(b) The Indebtedness under the Term Secured Credit Documents may be Refinanced, in whole or in part, with the same or different lenders or Representatives in a Refinancing, without the consent of the ABL Agent or the holders of the ABL Secured Obligations; provided, that (x) the holders of any such Refinancing (or the Representative thereof) shall have become bound in writing to the terms of this Agreement in the manner set forth in Section 11 (and shall have delivered a copy of the Joinder Agreement pursuant to which such holders or such Representative shall have become bound to the terms of this Agreement to each other party to this Agreement in the manner set forth in Section 10.8) and (y) no such Refinancing shall have the effect of increasing the principal amount of Term Secured Obligations then outstanding or permitted to be outstanding to an amount that exceeds the Maximum Obligations Amount with respect to the Term Secured Credit Documents.

6.3 Restrictions on Amendments, Supplements and Modifications.

(a) The ABL Credit Agreement Loan Documents may be amended, supplemented or otherwise modified in accordance with their terms; provided, however, that no such amendment, supplement or modification shall, without the consent of the Term Loan Agent and the Notes Agent, have the effect of increasing the principal amount of ABL Secured Obligations then outstanding or permitted to be outstanding (without regard to any borrowing base restrictions) to an amount that exceeds the Maximum Obligations Amount with respect to the ABL Credit Agreement Loan Documents.

(b) The Term Secured Credit Documents may be amended, supplemented or otherwise modified in accordance with their terms; provided, however, that no such amendment, supplement or modification shall, without the consent of the ABL Agent:

(i) have the effect of increasing the principal amount of Term Secured Obligations then outstanding or permitted to be outstanding to an amount that exceeds the Maximum Obligations Amount with respect to the Term Secured Credit Documents, or

(ii) have the effect of increasing the “Applicable Margin” or similar component of the interest rate (determined on the basis of yield) applicable to the loans outstanding or permitted to be outstanding under the applicable Term Loan Agreement or Note Agreement by more than 300 basis points (excluding increases resulting from the accrual of interest at the default rate).

SECTION 7. Cooperation with Respect to ABL Priority Collateral.

7.1 Consent to License to Use Intellectual Property. The First Priority Representative with respect to the Term Priority Collateral (and any purchaser, assignee or transferee of assets in connection with a Term Priority Collateral Enforcement Action) (a) consents (without any representation, warranty or obligation whatsoever) to the grant by any Loan Party to the ABL Agent of a non-exclusive royalty-free license to use during the ABL Priority Collateral Processing and Sale Period any Patents, Patent Licenses, Trademarks, Trademark Licenses or proprietary information of such Loan Party that is Term Priority Collateral (or any Patent, Patent License, Trademark, Trademark License or proprietary information acquired by such purchaser, assignee or transferee from any Loan Party, as the case may be) and (b) grants, in its capacity as a secured party (or as a purchaser, assignee or transferee, as the case may be), to the ABL Agent a non-exclusive royalty-free license to use during the ABL Priority Collateral Processing and Sale Period, any Patent, Patent License, Trademark, Trademark License or proprietary information that is Term Priority Collateral (or subject to such purchase, assignment or transfer, as the case may be), in each case in connection with the enforcement of any Lien held by the ABL Agent upon any inventory or other ABL Priority Collateral of any Loan Party and to the extent the use of such Patent, Patent License, Trademark, Trademark License or proprietary information is necessary or appropriate, in the good faith opinion of the ABL

Agent, to process, ship, produce, store, complete, supply, lease, sell or otherwise dispose of any such inventory in any lawful manner.

7.2 Access to Information. If the Authorized Term Collateral Agent, as First Priority Representative with respect to the Term Priority Collateral (or any other First Priority Representative with respect to the Term Priority Collateral), takes actual possession of any documentation of a Loan Party (whether such documentation is in the form of a writing or is stored in any data equipment or data record in the physical possession of the Term Loan Agent), then upon request of the ABL Agent and reasonable advance notice, the Authorized Term Collateral Agent (or such other First Priority Representative with respect to the Term Priority Collateral) will permit the ABL Agent or its representative to inspect and copy such documentation if and to the extent the ABL Agent certifies in writing to the Authorized Term Collateral Agent (or such other First Priority Representative with respect to the Term Priority Collateral) that:

(a) such documentation contains or may contain information necessary or appropriate, in the good faith opinion of the ABL Agent, to the enforcement of the ABL Agent’s Liens upon any ABL Priority Collateral; and

(b) the ABL Agent and the ABL Secured Parties are entitled to receive and use such information under applicable law and, in doing so, will comply with all obligations imposed by law or contract in respect of the disclosure or use of such information.

7.3 First Priority Representatives Assurances. The Authorized Term Collateral Agent, as First Priority Representative with respect to the Term Priority Collateral, and each other First Priority Representative with respect to the Term Priority Collateral, may condition its performance of any obligation set forth in this Section 7 upon its prior receipt (without cost to it) of:

(a) such assurances as it may reasonably request to confirm that the performance of such obligation and all activities of the ABL Agent or its officers, employees and agents in connection therewith or incidental thereto:

(i) will be permitted, lawful and enforceable under applicable law; and

(ii) will not impose upon the Authorized Term Collateral Agent, as First Priority Representative with respect to the Term Priority Collateral (or such other First Priority Secured Party with respect to such Collateral) any legal duty, legal liability, expense or risk of uninsured loss; and

(b) such indemnity, security and insurance as the Authorized Term Collateral Agent, as First Priority Representative with respect to the Term Priority Collateral (or such other First Priority Secured Party with respect to such Collateral), may reasonably request in connection therewith.

7.4 Loan Party Consent. The ABL Borrower and the other Loan Parties consent to the performance by the Authorized Term Collateral Agent, as First Priority Representative with respect to the Term Priority Collateral, of the obligations set forth in this Section 7 and acknowledge and agree that neither the Authorized Term Collateral Agent, as First Priority Representative with respect to the Term Priority Collateral, nor any other First Priority Secured Party with respect to such Collateral shall ever be accountable or liable for any action taken or omitted by the ABL Agent or any ABL Secured Party or its or any of their officers, employees, agents successors or assigns in connection therewith or incidental thereto or in consequence thereof, including any improper use or disclosure of any proprietary information or other intellectual property by the ABL Agent or any ABL Secured Party or its or any of their officers, employees, agents, successors or assigns or any other damage to or misuse or loss of any property of the Loan Parties as a result of any action taken or omitted by the ABL Agent or its officers, employees, agents, successors or assigns.

SECTION 8. Reliance; Waivers; etc.

8.1 Reliance. The First Priority Documents and the Second Priority Documents are deemed to have been executed and delivered, and all extensions of credit thereunder are deemed to have been made or incurred, in reliance upon this Agreement. With respect to each Type of Common Collateral, the Second Priority Representative, on behalf of it itself and the other Second Priority Secured Parties, expressly waives all notice of the acceptance of and reliance on this Agreement by the other Secured Parties.

8.2 No Warranties or Liability. The Second Priority Representative and the First Priority Representative with respect to each Type of Common Collateral acknowledge and agree that neither has made any representation or warranty with respect to the execution, validity, legality, completeness, collectibility or enforceability of any First Priority Document or any Second Priority Document. Except as otherwise provided in this Agreement, the Second Priority Representative and the First Priority Representative with respect to each Type of Common Collateral will be entitled to manage and supervise their respective extensions of credit to any Loan Party in accordance with law and their usual practices, modified from time to time as they deem appropriate.

8.3 No Waivers. No right or benefit of any party hereunder shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of such party or any other party hereto or by any noncompliance by any Loan

Party with the terms and conditions of any of the First Priority Documents or any of the Second Priority Documents.

SECTION 9. Obligations Unconditional.

9.1 First Priority Obligations Unconditional. With respect to each Type of Common Collateral, all rights of the First Priority Representative hereunder, and all agreements and obligations of the Second Priority Representative and the Loan Parties hereunder, to the extent applicable, shall remain in full force and effect irrespective of:

(i) any lack of validity or enforceability of any First Priority Document;

(ii) any change in the time, place or manner of payment of, or in any other term of, all or any portion of the First Priority Obligations, or any amendment, waiver or other modification, whether by course of conduct or otherwise, or any Refinancing, replacement, refunding or restatement of any First Priority Document;

(iii) prior to the First Priority Obligations Payment Date, any exchange, release, voiding, avoidance or non-perfection of any security interest in any Common Collateral or any other collateral, or any release, amendment, waiver or other modification, whether by course of conduct or otherwise, or any Refinancing, replacement, refunding or restatement of all or any portion of the First Priority Obligations or any guarantee or guaranty thereof; or

(iv) any other circumstances that otherwise might constitute a defense available to, or a discharge of, any Loan Party in respect of the First Priority Obligations, or of any of the Second Priority Representative, or any Loan Party, to the extent applicable, in respect of this Agreement.

9.2 Second Priority Obligations Unconditional. Subject to compliance with the terms of this Agreement, with respect to each Type of Common Collateral, all rights and interests of the Second Priority Representative under this Agreement, and all agreements and obligations of the First Priority Representative and the Loan Parties, to the extent applicable, hereunder, shall remain in full force and effect irrespective of:

(i) any lack of validity or enforceability of any Second Priority Document;

(ii) any change in the time, place or manner of payment of, or in any other term of, all or any portion of the Second Priority Obligations,

or any amendment, waiver or other modification, whether by course of conduct or otherwise, or any Refinancing, replacement, refunding or restatement of any Second Priority Document;

(iii) any exchange, release, voiding, avoidance or non-perfection of any security interest in any Common Collateral, or any release, amendment, waiver or other modification, whether by course of conduct or otherwise, or any Refinancing, replacement, refunding or restatement of all or any portion of the Second Priority Obligations or any guarantee or guaranty thereof; or

(iv) any other circumstances that otherwise might constitute a defense available to, or a discharge of, any Loan Party in respect of the Second Priority Obligations, or of any of the First Priority Representative or other Loan Party, to the extent applicable, in respect of this Agreement.

SECTION 10. Miscellaneous.

10.1 Effectiveness of Term Intercreditor Agreement. Each Term Loan Agent and each Notes Agent acknowledges, on behalf of itself and on behalf of the Secured Parties that it represents, that any rights of such parties with respect to the Term Priority Collateral shall in all cases be controlled by, and subject to the terms and limitations set forth in, the Term Intercreditor Agreement.

10.2 Conflicts. Except as otherwise provided herein, in the event of any conflict between the provisions of this Agreement and the provisions of any First Priority Document or any Second Priority Document the provisions of this Agreement shall govern. In the event of any conflict between the provisions of this Agreement and the provisions of the Term Intercreditor Agreement, the provisions of this Agreement shall govern.

10.3 Continuing Nature of Provisions. This Agreement shall continue to be effective, and shall not be revocable by any party hereto, until (i) the First Priority Obligations Payment Date shall have occurred with respect to each Type of Common Collateral or (ii) the Second Priority Obligations Payment Date shall have occurred with respect to each Type of Common Collateral. This is a continuing agreement and the First Priority Secured Parties and the Second Priority Secured Parties may continue, at any time and without notice to the other parties hereto, to extend credit and other financial accommodations, lend monies and provide indebtedness to, or for the benefit of, any Loan Party on the faith hereof. Notwithstanding the foregoing, this Agreement shall terminate with respect to a Representative of any Secured Obligations to the extent such Secured Obligations have been satisfied and paid in full in cash. Holdings is a party hereto and agrees to cause each of its Subsidiaries that is a Loan Party to comply with the provisions of this Agreement applicable to such Subsidiary; provided that

Holdings shall not be deemed to be a Loan Party hereunder until such time, if any, as it shall meet the definition of “Loan Party” set forth in Section 1.1.

10.4 Amendments; Waivers.

(a) No amendment or modification of any of the provisions of this Agreement (other than pursuant to a Joinder Agreement or a Grantor Joinder Agreement) shall be effective unless the same shall be in writing and signed by the First Priority Representative and the Second Priority Representative and, in the case of amendments or modifications of Section 3.5, 3.6, 6.2, 6.3, 10.6, 10.7, 10.8 or 11, the ABL Borrower.

(b) It is understood that the First Priority Representative and the Second Priority Representative, without the consent of any other First Priority Secured Party or Second Priority Secured Party, may in their discretion determine that a supplemental agreement (which make take the form of an amendment and restatement of this Agreement) is necessary or appropriate to facilitate having additional indebtedness or other obligations (“Additional Debt”) of any of the Loan Parties become, with respect to each Type of Common Collateral, First Priority Obligations or Second Priority Obligations, as the case may be, under this Agreement, which supplemental agreement shall specify whether such Additional Debt, with respect to each Type of Common Collateral, constitutes First Priority Obligations or Second Priority Obligations, provided, that such Additional Debt (and the Liens securing same) is permitted to be incurred by the First Priority Documents and Second Priority Documents then extant, and is permitted by such First Priority Documents and Second Priority Documents to be subject to the provisions of this Agreement as First Priority Obligations or Second Priority Obligations, as applicable, with respect to each Type of Common Collateral. The provisions of this Section 10.4(b) are not intended to limit the provisions of Section 11.

10.5 Information Concerning Financial Condition of the ABL Borrower and the other Loan Parties. With respect to each Type of Common Collateral, the Second Priority Representative, on behalf of itself and the other Second Priority Secured Parties, and the First Priority Representative, on behalf of itself and the other First Priority Secured Parties, hereby agree that each Secured Party assumes responsibility for keeping itself informed of the financial condition of the relevant Loan Parties and all other circumstances bearing upon the risk of nonpayment of the First Priority Obligations or the Second Priority Obligations. With respect to each Type of Common Collateral, the Second Priority Representative, on behalf of itself and the other Second Priority Secured Parties, and the First Priority Representative, on behalf of itself and the other First Priority Secured Parties, hereby agree that no party shall have any duty to advise any other party of information known to it regarding such condition or any such circumstances. In the event any Secured Party, in its sole discretion, undertakes at any time or from time to time to provide any information to any other Secured Party, it shall be under no obligation (a) to provide any such information to such other party or any other party on any subsequent occasion, (b) to undertake any investigation not a part of its regular business routine, or (c) to disclose any other information.

10.6 Governing Law. This Agreement shall be construed in accordance with and governed by the law of the State of New York , except as otherwise required by mandatory provisions of law and except to the extent that remedies provided by the laws of any jurisdiction other than the State of New York are governed by the laws of such jurisdiction.

10.7 Jurisdiction; Consent to Service of Process.

(a) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each party hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each party hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(b) Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York State or federal court referred to in Section 10.7(a). Each party hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 10.8. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

10.8 Notices.

(c) Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

(i) If to a Loan Party:

c/o Tower Automotive, LLC

299 Park Avenue

New York, NY 10171

Facsimile:	(212) 891-1541
Attention:	Dev B. Kapadia, Managing Director Seth Gardner, Managing Director

and

c/o Tower Automotive Holdings USA, LLC

17672 N. Laurel Park Drive, Suite 400E

Livonia, MI 48152

Facsimile:	(248) 675-6800
Attention:	James Gouin Nanette Dudek

with a copy to (which shall not constitute notice):

Lowenstein Sandler PC

1251 Avenue of the Americas

New York, NY 10020

Facsimile:	(973) 597-2425
Attention:	Robert G. Minion, Esq. Lowell A. Citron, Esq.

(ii) If to JPMorgan Chase Bank, N.A.:

JPMorgan Chase Bank, N.A.

c/o Loan and Agency Services Group

1111 Fannin, 10th Floor

Houston, TX 77002

Facsimile:	(713) 750-2938
Attention:	Allice Telles

and

JPMorgan Chase Bank, N.A.

270 Park Avenue

New York, NY 10017

Facsimile:	(212) 270-5127
Attention:	Richard Duker

(iii) If to Wilmington Trust FSB:

Wilmington Trust FSB, as Notes Agent

1100 North Market Street

Rodney Square North

Wilmington, Delaware 19890

Facsimile:	(302) 636-4145
Attention:	Michael Oller, Jr.

with a copy to (which shall not constitute notice):

Pillsbury Winthrop Shaw Pittman LLP

1540 Broadway

New York, New York 10036

Facsimile:	(212) 881-9368
Attention:	Bart Pisella, Esq. Timothy P. Kober, Esq.

(iv) If to any other holder of Indebtedness or Representative with respect thereto that becomes party hereto after the date hereof, to the address designated by such holder or such Representative in the Joinder Agreement pursuant to which such holder or such Representative shall have become a party hereto.

10.9 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and each of the First Priority Secured Parties and the Second Priority Secured Parties and their respective successors and assigns, and nothing herein is intended, or shall be construed to give, any other Person any right, remedy or claim under, to or in respect of this Agreement or any Common Collateral or any Type thereof. All references to any Loan Party shall include any Loan Party as debtor-in-possession and any receiver or trustee for such Loan Party in any Insolvency Proceeding.

10.10 Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

10.11 Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

10.12 Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement shall become effective when it shall have been executed by each party hereto.

SECTION 11. Additional ABL Secured Obligations and Term Secured Obligations.

Holdco may from time to time, subject to any limitations contained in the ABL Credit Agreement Loan Documents and the Term Secured Credit Documents in effect at such time, designate additional indebtedness and related obligations that are, or are to be, secured by Liens on any assets of the Loan Parties that would, if such Liens were granted, constitute Common Collateral as ABL Secured Obligations or Term Secured Obligations, by delivering to each Representative party hereto at such time a certificate of a Financial Officer of Holdco:

(a) describing the indebtedness and other obligations being designated as ABL Secured Obligations or Term Secured Obligations (as the case may be) and including a statement of the maximum aggregate outstanding principal amount of such indebtedness as of the date of such certificate;

(b) in the case of ABL Secured Obligations, confirming that such obligations shall be First Priority Obligations with respect to the ABL Priority Collateral and Second Priority Obligations with respect to the Term Priority Collateral;

(c) in the case of Term Secured Obligations, confirming that such obligations shall be First Priority Obligations with respect to the Term Priority Collateral and Second Priority Obligations with respect to the ABL Priority Collateral;

(d) identifying the Person that serves as the Representative with respect to such indebtedness and related obligations;

(e) certifying that the incurrence of such ABL Secured Obligations or Term Secured Obligations (as the case may be), the creation of the Liens securing such ABL Secured Obligations or Term Secured Obligations (as the case may be) and the designation of such indebtedness and related obligations as ABL Secured Obligations or Term Secured Obligations (as the case may be) hereunder do not violate or result in a default under any provision of any ABL Credit Agreement Loan Document or Term Secured Credit Document in effect at such time; and

(f) attaching a fully completed Joinder Agreement executed and delivered by the Representative with respect to such ABL Secured Obligations or Term Secured Obligations (as the case may be).

Upon the delivery of such certificate and the related attachments as provided above, the obligations designated in such notice shall become ABL Secured Obligations or Term Secured Obligations for all purposes of this Agreement.

In the event of any conflict or inconsistency between the provisions of this Section 11 and the provisions of Section 10.4(b), the provisions of this Section 11 shall govern.

[remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

JPMORGAN CHASE BANK, N.A., as Representative with respect to the ABL Credit Agreement

By:	/s/ Mary E. Gherty
	Name:	Mary E. Gherty
	Title:	Managing Director

JPMORGAN CHASE BANK, N.A., as Representative with respect to the Term Loan Agreement

By:	/s/ Mary E. Gherty
	Name:	Mary E. Gherty
	Title:	Managing Director

WILMINGTON TRUST FSB, as Representative with respect to the Indenture

By:	/s/ Michael G. Oller, Jr.
	Name:	Michael G. Oller, Jr.
	Title:	Assistant Vice President

TOWER AUTOMOTIVE, LLC

By:	/s/ Mark Malcolm
	Name:	Mark Malcolm
	Title:	President and CEO

TOWER AUTOMOTIVE HOLDINGS USA, LLC

By:	/s/ Mark Malcolm
	Name:	Mark Malcolm
	Title:	President and CEO

TA HOLDINGS FINANCE, INC.

By:	/s/ Mark Malcolm
	Name:	Mark Malcolm
	Title:	President and CEO

TOWER AUTOMOTIVE HOLDINGS I, LLC

By:	/s/ Mark Malcolm
	Name:	Mark Malcolm
	Title:	President and CEO

TOWER AUTOMOTIVE HOLDINGS II(a), LLC

By:	/s/ Mark Malcolm
	Name:	Mark Malcolm
	Title:	President and CEO

TOWER AUTOMOTIVE HOLDINGS II(b), LLC

By:	/s/ Mark Malcolm
	Name:	Mark Malcolm
	Title:	President and CEO

TOWER AUTOMOTIVE OPERATIONS USA I, LLC

By:	/s/ Mike Rajkovic
	Name:	Mike Rajkovic
	Title:	Vice President

TOWER AUTOMOTIVE OPERATIONS USA II, LLC

By:	/s/ Mike Rajkovic
	Name:	Mike Rajkovic
	Title:	Vice President

TOWER AUTOMOTIVE OPERATIONS USA III, LLC

By:	/s/ Mike Rajkovic
	Name:	Mike Rajkovic
	Title:	Vice President

Annex I

Provision for the [ABL Credit Agreement] [Term Loan Agreement][Notes Agreement]

“Reference is made to the Amended and Restated Intercreditor Agreement dated as of August 24, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among the ABL Borrower, each of the other Loan Parties party thereto, [JPMorgan Chase Bank, N.A.,], as Representative with respect to the ABL Credit Agreement (as defined therein), [JPMorgan Chase Bank, N.A.], as Representative with respect to the Term Loan Agreement (as defined therein) [Wilmington Trust FSB], as Representative with respect to the Notes Agreement (as defined therein). Each [Lender] [Holder] hereunder (a) acknowledges that it has received a copy of the Intercreditor Agreement, (b) consents to the subordination of Liens provided for in the Intercreditor Agreement and the priorities in respect of the application of proceeds arising from any enforcement action with respect to the Collateral, (c) agrees that it will be bound by and will take no actions contrary to the provisions of the Intercreditor Agreement and (d) authorizes and instructs the [Agent] to enter into the Intercreditor Agreement as Representative and on behalf of such [Lender] [Holder]. The foregoing provisions are intended as an inducement to the [Lenders] [Holders] and to the [lenders] [holders] under the [ABL Credit Agreement Loan Documents] [Term Loan Documents] [Notes Documents] to [extend credit] [provide financing] to the Loan Parties and to permit the incurrence of Indebtedness under [the ABL Credit Agreement] [and the Term Loan Agreement] [and the Notes Agreement], and such [lenders] [holders] are intended third party beneficiaries of such provisions.”

Provision for each First Priority Security Document and Second Priority Security Document

Amended and Restated Intercreditor Agreement dated as of August 24, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among the ABL Borrower, each of the other Loan Parties party thereto, [JPMorgan Chase Bank, N.A.,], as Representative with respect to the ABL Credit Agreement (as defined therein), [JPMorgan Chase Bank, N.A.], as Representative with respect to the Term Loan Agreement (as defined therein) [Wilmington Trust FSB], as Representative with respect to the Notes Agreement (as defined therein). Notwithstanding anything herein to the contrary, the lien and security interest granted to the [Agent], for the benefit of the [Secured Parties], pursuant to this Agreement and the exercise of any right or remedy by the [Agent] and the other [Secured Parties] hereunder are subject to the provisions of the Intercreditor Agreement. In the event of any conflict or inconsistency between the provisions of the Intercreditor Agreement and this Agreement, the provisions of the Intercreditor Agreement shall control.”

Annex II

[FORM OF] JOINDER AGREEMENT NO. [    ] dated as of [            ], 20[    ] (the “Joinder Agreement”) to the AMENDED AND RESTATED INTERCREDITOR AGREEMENT dated as of August 24, 2010 (the “ABL Intercreditor Agreement”), among JPMORGAN CHASE BANK, N.A., as Representative with respect to the ABL Credit Agreement, JPMORGAN CHASE BANK, N.A., as Representative with respect to the Term Loan Agreement, WILMINGTON TRUST FSB, as Representative with respect to the Notes Agreement, each other Representative from time to time party thereto, TOWER AUTOMOTIVE HOLDINGS USA, LLC (the “ABL Borrower”) and each of the other Loan Parties party thereto.

A. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the ABL Intercreditor Agreement.

B. Holdco and/or one or more of the other Loan Parties proposes to issue or incur additional [ABL Secured Obligations] [Term Secured Obligations] and the Person identified in the signature pages hereto as the “Representative” (the “Additional Representative”) will serve as the agent, trustee, or other representative for the holders of such [ABL Secured Obligations] [Term Secured Obligations]. The [ABL Secured Obligations] [Term Secured Obligations] are being designated as such by Holdco in accordance with Section 11 of the ABL Intercreditor Agreement.

C. The Additional Term Agent wishes to become a party to the Term Intercreditor Agreement and to acquire and undertake, for itself and on behalf of the Additional Term Secured Parties, the rights and obligations of an “Additional Term Agent” thereunder. The Additional Term Agent is entering into this Joinder Agreement in accordance with the provisions of the Term Intercreditor Agreement in order to become an Additional Term Agent thereunder.

Accordingly, the Additional Representative and Holdco agree as follows, for the benefit of the Additional Representative, the ABL Borrower and each other party to the ABL Intercreditor Agreement:

Section 1. Accession to the Intercreditor Agreement. The Additional Representative (a) hereby accedes and becomes a party to the ABL Intercreditor Agreement as a Representative for the holders of the additional [ABL Secured Obligations] [Term Secured Obligations] (the “Additional Secured Parties”), (b) agrees, for itself and on behalf of the Additional Secured Parties from time to time in respect of the additional [ABL Secured Obligations] [Term Secured Obligations], to all the terms and provisions of the ABL Intercreditor Agreement and (c) shall have all the rights and obligations of a Representative under the ABL Intercreditor Agreement.

Section 2. Representations, Warranties and Acknowledgement of the Additional Representative. The Additional Representative represents and warrants to each other Representative and to the Secured Parties that (a) it has full power and authority to enter into this Joinder Agreement, in its capacity as the Representative with respect to the additional [ABL Secured Obligations] [Term Secured Obligations], (b) this Joinder Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms of this Joinder Agreement and (c) the [ABL Credit Agreement Loan Documents] [Term Secured Credit Documents] relating to such additional [ABL Secured Obligations] [Term Secured Obligations] provide that, upon the Additional Representative’s entry into this Joinder Agreement, the secured parties in respect of such additional [ABL Secured Obligations] [Term Secured Obligations] will be subject to and bound by the provisions of the ABL Intercreditor Agreement.

Section 3. Counterparts. This Joinder Agreement may be executed in multiple counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Joinder Agreement shall become effective when each other Representative shall have received a counterpart of this Joinder Agreement that bears the signature of the Additional Representative. Delivery of an executed signature page to this Joinder Agreement by facsimile or other electronic transmission (including PDF copies) shall be effective as delivery of a manually signed counterpart of this Joinder Agreement.

Section 4. Benefit of Agreement. The agreements set forth herein or undertaken pursuant hereto are for the benefit of, and may be enforced by, any party to the ABL Intercreditor Agreement.

Section 5. Governing Law. THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 6. Severability. In case any one or more of the provisions contained in this Joinder Agreement should be held invalid, illegal or unenforceable in any respect, none of the parties hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the ABL Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 7. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 10.8 of the ABL Intercreditor

Agreement. All communications and notices hereunder to the Additional Representative shall be given to it at the address set forth under its signature hereto, which information supplements Section 10.8 of the ABL Intercreditor Agreement.

Section 8. Expenses. Holdco agrees to reimburse each Representative for its reasonable out-of-pocket expenses in connection with this Joinder Agreement, including the reasonable fees, other charges and disbursements of counsel for each Representative.

IN WITNESS WHEREOF, the Additional Representative has duly executed this Joinder Agreement to the ABL Intercreditor Agreement as of the day and year first above written.

[NAME OF ADDITIONAL REPRESENTATIVE], as REPRESENTATIVE with respect to [NAME OF AGREEMENT] and holders of the [Secured Obligations] thereunder

By:
Name:
Title:

Address for notices:

attention of:

Telecopy:

Acknowledged by:

JPMORGAN CHASE BANK, N.A., as Representative with respect to the ABL Credit Agreement

By:
Name:
Title:

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Representative with respect to the Term Loan Agreement

By:
Name:
Title:

By:
Name:
Title:

WILMINGTON TRUST FSB, as Representative with respect to the Notes Agreement

By:
Name:
Title:

[EACH OTHER REPRESENTATIVE], as Representative with respect to [the [ ] Agreement]

By:
Name:
Title:

Annex III

[FORM OF] GRANTOR JOINDER AGREEMENT NO. [    ] dated as of [            ], 20[    ] (the “Grantor Joinder Agreement”) to the AMENDED AND RESTATED INTERCREDITOR AGREEMENT dated as of August 24, 2010 (the “ABL Intercreditor Agreement”), among JPMORGAN CHASE BANK, N.A., as Representative with respect to the ABL Credit Agreement, JPMORGAN CHASE BANK, N.A., as Representative with respect to the Term Loan Agreement, WILMINGTON TRUST FSB, as Representative with respect to the Notes Agreement, each other Representative from time to time party thereto, TOWER AUTOMOTIVE HOLDINGS USA, LLC (the “ABL Borrower”) and each of the other Loan Parties party thereto.

A. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the ABL Intercreditor Agreement.

B. [        ], a Subsidiary of Holdco (the “Additional Grantor”), has granted a Lien on all or a portion of its assets to secure [ABL Secured Obligations] [and] [Term Secured Obligations] and such Additional Grantor is not a party to the ABL Intercreditor Agreement.

C. The Additional Grantor wishes to become a party to the ABL Intercreditor Agreement and to acquire and undertake the rights and obligations of a Loan Party thereunder. The Additional Grantor is entering into this Grantor Joinder Agreement in accordance with the provisions of the ABL Intercreditor Agreement in order to become a Loan Party thereunder.

Accordingly, the Additional Grantor agrees as follows, for the benefit of the Representatives, Holdco, the ABL Borrower and each other party to the ABL Intercreditor Agreement:

Section 1. Accession to the Intercreditor Agreement. The Additional Grantor (a) hereby accedes and becomes a party to the ABL Intercreditor Agreement as a Loan Party with the same force and effect as if originally named therein as a Loan Party, (b) agrees to all the terms and provisions of the ABL Intercreditor Agreement and (c) shall have all the rights and obligations of a Loan Party under the ABL Intercreditor Agreement.

Section 2. Representations, Warranties and Acknowledgment of the Additional Grantor. The Additional Grantor represents and warrants to each Representative and to the Secured Parties that this Grantor Joinder Agreement has been duly authorized, executed and delivered by such Additional Grantor and constitutes the legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

Section 3. Counterparts. This Grantor Joinder Agreement may be executed in multiple counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Grantor Joinder Agreement shall become effective when each Representative shall have received a counterpart of this Grantor Joinder Agreement that bears the signature of the Additional Grantor. Delivery of an executed signature page to this Grantor Joinder Agreement by facsimile or other electronic transmission (including PDF copies) shall be effective as delivery of a manually signed counterpart of this Grantor Joinder Agreement.

Section 4. Benefit of Agreement. The agreements set forth herein or undertaken pursuant hereto are for the benefit of, and may be enforced by, any party to the ABL Intercreditor Agreement.

Section 5. Governing Law. THIS GRANTOR JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 6. Severability. In case any one or more of the provisions contained in this Grantor Joinder Agreement should be held invalid, illegal or unenforceable in any respect, none of the parties hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the ABL Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 7. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 10.8 of the ABL Intercreditor Agreement.

Section 8. The Additional Grantor agrees to reimburse each Representative for its reasonable out-of-pocket expenses in connection with this Grantor Joinder Agreement, including the reasonable fees, other charges and disbursements of counsel for each Representative.

IN WITNESS WHEREOF, the Additional Grantor has duly executed this Grantor Joinder Agreement to the ABL Intercreditor Agreement as of the day and year first above written.

[NAME OF SUBSIDIARY]

By:
Name:
Title:

Acknowledged by:

JPMORGAN CHASE BANK, N.A., as Representative with respect to the ABL Credit Agreement

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Representative with respect to the Term Loan Agreement

By:
Name:
Title:

By:
Name:
Title:

WILMINGTON TRUST FSB, as Representative with respect to the Notes Agreement

By:
Name:
Title:

[EACH OTHER REPRESENTATIVE], as Representative with respect to [the [ ] Agreement]

By:
Name:
Title: